  Annuity Service Office                                      Mailing Address
   116 Huntington Avenue                                   Post Office Box 9230
Boston, Massachusetts 02116                                Boston, Massachusetts
      (617) 266-6004                                            02205-9230
      (800) 344-1029

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            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                               SEPARATE ACCOUNT A
                                       OF
            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                       FIXED AND VARIABLE ANNUITY CONTRACT
                                NON-PARTICIPATING


         This Prospectus describes an annuity contract issued by The Manufacturers Life Insurance Company of North America ("WE" or "US"). The "CONTRACT" is a flexible purchase payment, deferred, combination fixed and variable annuity contract, including both an individual contract and a participating interest in a group contract. Both are designed and offered to provide retirement programs for eligible individuals and retirement plans. Participation in a group contract will be separately accounted for by the issuance of a certificate evidencing your interest under the contract. An individual contract will usually be issued only where a group contract may not be used.

- Contract values and annuity benefit payments are based upon thirty-eight investment options. Thirty-three options are variable and five are fixed account options.

- Contract values (other than those allocated to one of the fixed accounts) and variable annuity benefit payments will vary according to the investment performance of the sub-accounts of one of our separate accounts, The Manufacturers Life Insurance Company of North America Separate Account A (the "VARIABLE ACCOUNT"). Your contract values may be allocated to, and transferred among, one or more of those sub-accounts.

- Each sub-account's assets are invested in a corresponding portfolio of a mutual fund, Manufacturers Investment Trust (the "TRUST"). We will provide the contract owner ("YOU") a prospectus for the Trust with this Prospectus.

- SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

- Except as specifically noted here and under the caption "FIXED ACCOUNT INVESTMENT OPTIONS" below, this Prospectus describes only the variable portion of the contract.


PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING.

THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ADDITIONAL INFORMATION about the contract and the Variable Account is contained in a Statement of Additional Information, dated the same date as this Prospectus, which has been filed with the SEC and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by writing us at the address on the front cover or by telephoning
(800) 344-1029.

The SEC maintains a Web site (www.sec.gov) that contains the Statement of Additional Information and other information about us, the contracts and the Variable Account.

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


General Information and History.............................................  3
Performance Data............................................................  3
Services
  Independent Auditors......................................................  9
  Servicing Agent........................................................... 10
  Principal Underwriter..................................................... 10
Financial Statements........................................................ 11

                   The date of this Prospectus is May 1, 1999
MRPG.599

                               TABLE OF CONTENTS



SUMMARY................................................... .................  3
GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST............  8
     The Manufacturers Life Insurance Company of North America .............  8
     The Variable Account ..................................................  8
     The Trust..............................................................  9
DESCRIPTION OF THE CONTRACT ................................................ 13
   ELIGIBLE GROUPS AND INDIVIDUALS ......................................... 13
   ACCUMULATION PROVISIONS ................................................. 14
     Purchase Payments ..................................................... 14
     Accumulation Units .................................................... 14
     Value of Accumulation Units ........................................... 14
     Net Investment Factor ................................................. 14
     Transfers Among Investment Options .................................... 15
     Maximum Number of Investment Options................................... 15
     Telephone Transactions ................................................ 15
     Special Transfer Services - Dollar Cost Averaging...................... 15
     Asset Rebalancing Program.............................................. 16
     Withdrawals............................................................ 16
     Telephone Redemptions.................................................. 17
     Special Withdrawal Services - the Income Plan ......................... 17
     Loans ................................................................. 17
     Death Benefit During the Accumulation Period........................... 18
        In General.......................................................... 18
        Amount of Death Benefit ............................................ 18
        Payment of Death Benefit............................................ 18
PAY-OUT PERIOD PROVISIONS .................................................. 19
     General ............................................................... 19
     Annuity Options ....................................................... 20
     Determination of Amount of the First Variable
     Annuity Benefit Payment................................................ 21
     Annuity Units and the Determination of
     Subsequent Variable Annuity Benefit Payments .......................... 21
     Transfers During the Pay-out Period ................................... 22
     Death Benefit During the Pay-Out Period ............................... 23
   OTHER CONTRACT PROVISIONS ............................................... 22
     Ten Day Right to Review ............................................... 22
     Ownership ............................................................. 23
     Annuitant ............................................................. 23
     Beneficiary ........................................................... 24
     Modification .......................................................... 24
     Discontinuance of New Owners .......................................... 24
     Misstatement and Proof of Age, Sex or Survival......................... 24
FIXED ACCOUNT INVESTMENT OPTIONS............................................ 24
     Registration .......................................................... 24
     Guarantee ............................................................. 24
     Reinsurance ........................................................... 24
     Investment Options .................................................... 25
     Investment Accounts ................................................... 25
     Renewals .............................................................. 25
     Market Value Charge ................................................... 25
     Transfers ............................................................. 26
     Withdrawals ........................................................... 26
     Loans ................................................................. 27
     Fixed Annuity Options ................................................. 27
CHARGES AND DEDUCTIONS ..................................................... 27
     Administration Fees.................................................... 27
     Reduction or Elimination of Annual Administration Fees ................ 28
     Mortality and Expense Risk Charge ..................................... 28
     Taxes ................................................................. 30
     Expenses of Distributing the Contracts................................. 30
FEDERAL TAX MATTERS ........................................................ 30
   INTRODUCTION ............................................................ 30
   OUR TAX STATUS .......................................................... 30
   TAXATION OF ANNUITIES IN GENERAL ........................................ 31
     Tax Deferral During Accumulation Period ............................... 31
        Non-Natural Owners ................................................. 31
        Diversification Requirements ....................................... 31
        Ownership Treatment ................................................ 31
        Delayed Pay-Out Periods ............................................ 32
     Taxation of Partial and Full Withdrawals .............................. 32
     Taxation of Annuity Benefit Payments .................................. 33
     Taxation of Death Benefit Proceeds .................................... 33
     Penalty Tax on Premature Distributions ................................ 33
     Aggregation of Contracts .............................................. 34
     Loss of Interest Deduction Where Contracts are Held by
        or for the Benefit of Certain Non-Natural Persons................... 34
QUALIFIED RETIREMENT PLANS ................................................. 34
      Direct Rollovers ..................................................... 35
 FEDERAL INCOME TAX WITHHOLDING............................................. 36
GENERAL MATTERS............................................................. 36
     Performance Data....................................................... 36
     Asset Allocation and Timing Services................................... 36
     Restrictions Under the Texas Optional
     Retirement Program..................................................... 37
     Distribution of Contracts ............................................. 37
     Contract Owner Inquiries............................................... 37
     Confirmation Statements................................................ 37
     Legal Proceedings ..................................................... 37
     Year 2000 Issues....................................................... 37
     Cancellation of Contract............................................... 38
     Voting Interest........................................................ 38
APPENDIX A: TABLE OF ACCUMULATION UNIT VALUES... ........................... 39
APPENDIX B: SPECIAL TERMS................................................... 42
APPENDIX C: STATE PREMIUM TAXES............................................. 45
APPENDIX D: PENNSYLVANIA MAXIMUM MATURITY AGE .............................. 46
APPENDIX E: QUALIFIED PLAN TYPES............................................ 47

                                     SUMMARY

OVERVIEW OF THE CONTRACT. The contracts offered by this Prospectus are a group contract, including an owner's participating interest in the group contract, and an individual contract. Usually, a group contract certificate will be issued. An individual contract is intended for use where a group contract is not available. Specific accounts are maintained under a group contract for each member of an eligible group participating in the contract as evidenced by the issuance of a certificate. The contracts provide for the accumulation of contract values prior to the maturity date (the "ACCUMULATION" period) and the payment of annuity benefits on a variable and/or fixed basis (the "PAY-OUT" period).

         The contracts are designed as funding vehicles for amounts that are "rolled over" from employee benefit plans. The contracts will serve primarily as Individual Retirement Annuities under Section 408 of the Internal Revenue Code ("IRAs") and will be used for amounts transferred from plans entitled to be rolled over into an IRA. The contracts may also be used to fund other plans qualifying for special income tax treatment under the Code or plans not entitled to such special income tax treatment under the Code.

PURCHASE PAYMENT LIMITS. The minimum initial purchase payment is $3,500. Subsequent purchase payments must be at least $30. Purchase payments normally may be made at any time. If a purchase payment would cause your contract value to exceed $1,000,000, or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment. If permitted by state law, we may cancel your contract if you have made no payments for two years, your contract value is less than $2,000 and your payments over the life of your contract, minus your withdrawals over the life of the contract, is less than $2,000.

INVESTMENT OPTIONS. During the accumulation period, contract values may be allocated among up to seventeen of the available investment options. Currently, thirty-three Variable Account investment options and five fixed account investment options are available under the contract. Each of the thirty-three Variable Account investment options is a sub-account of the Variable Account that invests in a corresponding portfolio of the Trust. A full description of each Trust portfolio is in the accompanying Prospectus of the Trust. The portion of your contract value in the Variable Account and monthly variable annuity payments will reflect the investment performance of the sub-accounts selected. Purchase payments may also be allocated to the four fixed investment options: one, three, five and seven year guaranteed investment accounts. Under the fixed account investment options, we guarantee the principal value of purchase payments and the rate of interest credited to the investment account for the term of the guarantee period. Subject to certain regulatory limitations, we may elect to add, subtract or substitute investment options.

TRANSFERS. During the accumulation period, you may transfer your contract values among any of the investment options. During the pay-out period, you may transfer your allocations among the Variable Account investment options, but transfers from Variable Account options to fixed account options or from fixed account options to Variable Account options are not permitted. Transfers are free.

WITHDRAWALS. During the accumulation period, you may withdraw all or a portion of your contract value. The amount you withdraw from any investment account must be at least $300 or, if less, your entire balance in that investment account. If a partial withdrawal would reduce your contract value to less than $300, we will treat your withdrawal request as a request to withdraw all of your contract value. An administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% penalty tax. A systematic withdrawal plan service is available under the contract.

LOANS. If your contract is issued in connection with a Section 403(b) qualified plan that is not subject to Title I of ERISA, you may borrow money from us, using your contract as the only security for the loan. The effective cost of a contract loan is 2% per year of the amount borrowed.

DEATH BENEFITS. We will pay the death benefit described below to your BENEFICIARY if you die during the accumulation period. If a contract is owned by more than one person, then the surviving owner will be deemed the beneficiary of the deceased owner. No death benefit is payable on the death of any ANNUITANT (a natural person or persons to whom ANNUITY BENEFIT PAYMENTS are made and whose life is used to determine the duration of annuity benefit payments involving life contingencies), except that if any owner is not a natural person, the death of any annuitant will be treated as the death of an owner. The amount of the death benefit will be calculated as of the date on which our Annuity Service Office receives written notice and proof of death and all required claim forms.

The death benefit will be the greater of the contract value or the minimum death benefit. The minimum death benefit is equal to the sum of all purchase payments minus a reduction for any partial withdrawals. The amount of the reduction is the greater of :

-        the amount of the partial withdrawal, or

- the amount obtained by multiplying the minimum death benefit prior to the withdrawal by the ratio of the partial withdrawal to the contract value prior to the withdrawal.

If the annuitant dies after the maturity date and annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, we will make the remaining guaranteed payments to the beneficiary.

ANNUITY BENEFIT PAYMENTS. We offer a variety of fixed and variable annuity benefit payment options. Periodic annuity benefit payments will begin on the "MATURITY DATE" (the date marking the end of the accumulation period and the beginning of the pay-out period). You select the maturity date, the frequency of payment and the type of annuity benefit payment option. Annuity benefit payments are made to the annuitant.

TEN DAY REVIEW. You may cancel your contract by returning it to us within 10 days of receiving it.

MODIFICATION. The contract or certificate may not be modified by us without your consent except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any certificate issued after the effective date of the modification.

DISCONTINUANCE OF NEW OWNERS. In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

CHARGES AND DEDUCTIONS. The following table and Example are designed to assist you in understanding the various costs and expenses related to the contract. The table reflects expenses of the Variable Account and the underlying portfolio of the Trust. In addition to the items listed in the following table, premium taxes may be applicable to certain contracts. The items listed under "Separate Account Annual Expenses" are more completely described in this Prospectus. The items listed under "Trust Annual Expenses" are described in detail in the accompanying Trust Prospectus.


TRANSACTION EXPENSES                                                       None

ANNUAL ADMINISTRATION FEE..............................................   $  30(1)

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and expense risk fees........................................    0.85%
Administration fee.....................................................    0.15%
                                                                           ----

Total Separate Account Annual Expense..................................    1.00%


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(1) The $30 annual administration fee will not be assessed prior to the maturity date if at the time of its assessment the sum of all investment accounts is greater than or equal to $100,000.

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

                                                                            TOTAL TRUST
                                                        OTHER EXPENSES    ANNUAL EXPENSES
                                           MANAGEMENT   (AFTER EXPENSE    (AFTER EXPENSE
TRUST PORTFOLIO                               FEES      REIMBURSEMENT)     REIMBURSEMENT)
---------------                            ----------   --------------    ---------------

Pacific Rim Emerging Market.............     0.850%         0.360%             1.210%
Science & Technology....................     1.100%         0.110%             1.210%
International Small Cap.................     1.100%         0.150%             1.250%
Aggressive Growth  .....................     1.000%+        0.090%             1.090%
Emerging Small Company..................     1.050%         0.050%             1.100%
Mid Cap Growth .........................     0.950%         0.040%             0.990%
Overseas ...............................     0.950%         0.210%             1.160%
International Stock.....................     1.050%         0.200%             1.250%
Mid Cap Blend ..........................     0.850%+        0.050%             0.900%
Small Company Value.....................     1.050%         0.180%             1.230%
Global Equity...........................     0.900%         0.110%             1.010%
Growth..................................     0.850%         0.050%             0.900%
Large Cap Growth .......................     0.875%+        0.130%             1.005%
Quantitative Equity.....................     0.700%         0.060%             0.760%
Blue Chip Growth........................     0.875%+        0.045%             0.920%
Real Estate Securities..................     0.700%         0.060%             0.760%
Value...................................     0.800%         0.050%             0.850%
Growth & Income.........................     0.750%         0.040%             0.790%
Equity-Income...........................     0.875%+        0.050%             0.925%
Income & Value .........................     0.800%+        0.090%             0.890%
Balanced................................     0.800%         0.070%             0.870%
High Yield..............................     0.775%         0.065%             0.840%
Strategic Bond..........................     0.775%         0.075%             0.850%
Global Bond.............................     0.800%         0.110%             0.910%
Investment Quality Bond.................     0.650%         0.070%             0.720%
Diversified Bond .......................     0.750%         0.140%             0.890%
U.S. Government Securities..............     0.650%         0.070%             0.720%
Money Market ...........................     0.500%         0.120%             0.620%
Lifestyle Aggressive 1000#..............         0%         1.110%**           1.110%
Lifestyle Growth 820#...................         0%         1.000%**           1.000%
Lifestyle Balanced 640#.................         0%         0.920%**           0.920%
Lifestyle Moderate 460#.................         0%         0.830%**           0.830%
Lifestyle Conservative 280#.............         0%         0.720%**           0.720%


+ Management Fees for these portfolios changed effective May 1, 1999. Prior to May 1, 1999, management fees were as follows:

   Aggressive Growth          1.050%                Blue Chip Growth      0.925%
   Mid Cap Growth             1.000%                Equity Income         0.800%
   Mid Cap Blend              0.750%                Income & Value        0.750%
   Large Cap Growth           0.750%

*  Based on estimates of payments to be made during the current fiscal year.

** Reflects expenses of the Underlying Portfolios. Manufacturers Securities
   Services, LLC ("MSS") has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If that expense reimbursement was not in effect, Total Trust Annual Expenses would be .02% higher based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1998 (except for Lifestyle Conservative 280, which would be 0.03% higher) as noted in the chart below.

                                          MANAGEMENT      OTHER        TOTAL TRUST
PORTFOLIO                                    FEES        EXPENSES     ANNUAL EXPENSES
---------                                 ----------     --------     ---------------

Lifestyle Aggressive 1000................     0%          1.130%          1.130%
Lifestyle Growth 820.....................     0%          1.020%          1.020%
Lifestyle Balanced 640...................     0%          0.940%          0.940%
Lifestyle Moderate 460...................     0%          0.850%          0.850%
Lifestyle Conservative 280...............     0%          0.750%          0.750%


# Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, MSS is currently paying these expenses as described in footnote (**) above.

EXAMPLE

         An owner will have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, regardless of whether the contract owner annuitized as provided in the contract, surrendered the contract or did not surrender the contract at the end of the applicable time period:


TRUST PORTFOLIO                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------                      ------     -------     -------     --------

Pacific Rim Emerging Markets........   $24        $73         $125        $268
Science & Technology................   $24        $73         $125        $268
International Small Cap.............   $24        $74         $127        $272
Aggressive Growth...................   $23        $70         $119        $256
Emerging Small Company..............   $23        $70         $120        $257
Mid Cap Growth......................   $22        $67         $114        $246
Overseas............................   $23        $72         $123        $263
International Stock.................   $24        $74         $127        $272
Mid Cap Blend.......................   $21        $64         $110        $236
Small Company Value.................   $24        $74         $126        $270
Global Equity.......................   $22        $67         $115        $248
Growth..............................   $21        $64         $110        $236
Large Cap Growth....................   $22        $67         $115        $247
Quantitative Equity.................   $19        $60         $102        $222
Blue Chip Growth....................   $21        $46         $111        $239
Real Estate Securities..............   $19        $60         $102        $222
Value...............................   $20        $62         $107        $231
Growth and Income...................   $20        $60         $104        $225
Equity-Income.......................   $21        $65         $111        $239
Income & Value......................   $21        $64         $109        $235
Balanced............................   $20        $63         $108        $233
High Yield..........................   $20        $62         $107        $230
Strategic Bond......................   $20        $62         $107        $231
Global Bond.........................   $21        $64         $110        $238
Investment Quality Bond.............   $19        $58         $100        $218
Diversified Bond....................   $21        $64         $109        $235
U.S. Government Securities..........   $19        $58         $100        $218
Money Market........................   $18        $55         $ 95        $207
Lifestyle Aggressive 1000...........   $23        $70         $120        $258
Lifestyle Growth 820................   $22        $67         $115        $247
Lifestyle Balanced 640..............   $21        $64         $111        $239
Lifestyle Moderate 460..............   $20        $62         $106        $229
Lifestyle Conservative 280..........   $19        $58         $100        $218


         For purposes of presenting the foregoing Examples, we have made certain assumptions. We have assumed that, where applicable, the maximum sales load is deducted, that there are no transfers or other transactions and that the "Other Expenses" line item under "Trust Annual Expenses" will remain the same. Those assumptions, (each of which is mandated by the SEC in an attempt to provide prospective investors with standardized data with which to compare various annuity contracts) do not take into account certain features of the contract and prospective changes in the size of the Trust which may operate to change the expenses borne by contract owners. CONSEQUENTLY, THE AMOUNTS LISTED IN THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES BORNE BY CONTRACT OWNERS MAY BE GREATER OR LESSER THAN THOSE SHOWN.

         In addition, for purposes of calculating the values in the above Example, we have translated the $30 annual administration charge listed under "Annual Contract Fee" to a 0.136% annual asset charge based on a $22,000 estimated approximate average size of contracts of this series.

A TABLE OF ACCUMULATION UNIT VALUES RELATING TO THE CONTRACT IS INCLUDED IN APPENDIX A TO THIS PROSPECTUS.

LOCATION OF FINANCIAL STATEMENTS OF REGISTRANT AND DEPOSITOR

Our financial statements and those of the Variable Account may be found in the Statement of Additional Information.

GENERAL INFORMATION ABOUT US, THE VARIABLE ACCOUNT AND THE TRUST

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

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We are an indirect subsidiary of Manulife.
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         We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. Our ultimate parent is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada.

         On January 20, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and Policyholders as well as regulatory approval.

THE VARIABLE ACCOUNT

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The Variable Account is one of our separate accounts that invests the contract values you allocate to it in the Trust portfolio(s) you select.
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         We established the Variable Account on August 24, 1984. The income, gains and losses, whether or not realized, from assets of the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses. Nevertheless, all obligations arising under the contracts are our general corporate obligations. Assets of the Variable Account may not be charged with liabilities arising out of any of our other business.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If we determine that it would be in the best interests of persons having voting rights under the contracts, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

         The Variable Account currently has thirty-three sub-accounts. We reserve the right, subject to compliance with applicable law, to add other sub-accounts, eliminate existing sub-accounts, combine sub-accounts or transfer assets in one sub-account to another sub-account that we, or an affiliated company, may establish. We will not eliminate existing sub-accounts or combine sub-accounts without the prior approval of the appropriate state or federal regulatory authorities.

THE TRUST

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The Trust is a mutual fund in which the Variable Account invests that has 33 investment portfolios managed by 15 subadvisers.
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         The assets of each sub-account of the Variable Account are invested in shares of a corresponding investment portfolio of the Trust. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Bond Trust, Emerging Small Company Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC, the successor to NASL Financial Services, Inc. ("MSS").

         The Trust currently has sixteen subadvisers who manage all of the portfolios:

SUBADVISER                                    PORTFOLIO

AXA Rosenberg Investment Management LLC       Small Company Value Trust

A I M Capital Management, Inc.                Mid Cap Growth Trust
                                              Aggressive Growth Trust

Capital Guardian Trust Company                Income & Value Trust
                                              Diversified Bond Trust

Fidelity Management Trust Company             Mid Cap Blend Trust
                                              Large Cap Growth Trust
                                              Overseas Trust

Founders Asset Management LLC                 International Small Cap Trust
                                              Balanced Trust

Franklin Advisers, Inc.                       Emerging Small Company Trust

Manufacturers Adviser Corporation             Pacific Rim Emerging Markets Trust
                                              Quantitative Equity Trust
                                              Real Estate Securities Trust
                                              Money Market Trust
                                              Lifestyle Trusts

Miller Anderson & Sherrerd, LLP               Value Trust
                                              High Yield Trust

Morgan Stanley Asset Management Inc.          Global Equity Trust

Pacific Investment Management Company         Global Bond Trust

Rowe Price-Fleming International, Inc.        International Stock Trust

Salomon Brothers Asset Management Inc         U.S. Government Securities Trust
                                              Strategic Bond Trust

State Street Global Advisors                  Growth Trust

T. Rowe Price Associates, Inc.                Science & Technology Trust
                                              Blue Chip Growth Trust
                                              Equity-Income Trust

Wellington Management Company, LLP            Growth and Income Trust
                                              Investment Quality Bond Trust

The following is a brief description of each portfolio:

         The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The AGGRESSIVE GROWTH TRUST (formerly, the Pilgrim Baxter Growth Trust) seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

         The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of small capitalization ("small cap") growth companies. In general, companies in which the portfolios invests will have market cap values of less than $1.5 billion at the time of purchase.

         The MID CAP GROWTH TRUST (formerly, the Small/Mid Cap Trust) seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

         The OVERSEAS TRUST (formerly, the International Growth and Income Trust) seeks growth of capital and normally invests at least 65% of the portfolios' assets in foreign securities (including American Depositary Receipts
(ADRs) and European Depositary Receipts (EDRs). The portfolio may also invest in U.S. issuers. The portfolios expects to invest primarily in equity securities.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The MID CAP BLEND TRUST (formerly, the Equity Trust) seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The SMALL COMPANY VALUE TRUST seeks long term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the United States.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

         The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).

         The LARGE CAP GROWTH TRUST (formerly, the Aggressive Asset Allocation Trust) seeks long-term growth of capital and normally invests the portfolio's assets primarily in common stocks. The Subadviser normally invests at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.

         The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which the subadviser believes are of high quality.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The INCOME & VALUE TRUST (formerly, the Moderate Asset Allocation Trust) seeks the balanced accomplishment of (a) conservation of principal and
(b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed-income securities.

         The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

         The GLOBAL BOND TRUST (formerly, the Global Government Bond Trust) seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU),and the U.S. dollar.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The DIVERSIFIED BOND TRUST (formerly, the Conservative Asset Allocation Trust) seeks high total return as is consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed-income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         A full description of the Trust, including the investment objectives, policies and restrictions of, and the risks relating to investment in, each portfolio is contained in the Trust Prospectus for the Trust which we provided you along with this Prospectus. The Trust prospectus should be read carefully before allocating purchase payments to a subaccount.

         If the shares of a Trust portfolio are no longer available for investment or in our judgment investment in a Trust portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

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You instruct us how to vote Trust shares.
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         We will vote shares of the Trust portfolios held in the Variable Account at the Trust's shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Variable Account for contract owners in proportion to the instructions so received.

         During the accumulation period, the contract owner has the voting interest under a contract. During the pay-out period, the annuitant has the voting interest under a contract. We reserve the right to make any changes in the voting rights described above that may be permitted by the Federal securities laws, regulations or interpretations thereof. For further information on voting interests under the contract see "Voting Interests" below.

                          DESCRIPTION OF THE CONTRACTS


         ELIGIBLE GROUPS AND INDIVIDUALS

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The Contracts are designed to fund rollovers from employee benefit plans.
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         The contracts are designed as funding vehicles for amounts that are "rolled over" from employee benefit plans. The contracts will serve primarily as Individual Retirement Annuities under Section 408 of the Internal Revenue Code ("IRAs") and will be used for amounts transferred from plans entitled to be rolled over into an IRA. The contracts may be used to fund plans qualifying for special income tax treatment under the Code, such as pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans. The contracts are also designed so that they may be used with certain non-qualified retirement plans, such as payroll savings plans and other groups (with or without a trustee) that are eligible under applicable law.

         Usually, a group certificate will be issued. An individual contract is intended for use where a group contract is not available. Group contracts have been issued to the Venture Trust, a trust established with United Missouri Bank, N.A., Kansas City, Missouri, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with MSS, the principal underwriter of the contracts.

         An eligible member of a group to which a group contract has been issued may become an owner under the contract, or a person may purchase an individual contract, where available, by submitting a completed application and a minimum purchase payment. A certificate summarizing the rights and benefits of the owner under the group contract, or an individual contract, may be issued to an applicant acceptable to us. We reserve the right to decline to issue a certificate or contract to any person in our sole discretion. All rights and privileges under a group contract may be exercised by each owner as to his or her interest unless expressly reserved to the group holder. Provisions of any plan in connection with which the contract was issued may restrict an owner's ability to exercise contractual rights and privileges.

         ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

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Initial purchase payments usually must be at least $3,500, subsequent ones at least $30, and total payments no more than $1 million (without our approval).
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         Your purchase payments are made to us at our Annuity Service Office. The minimum initial purchase payment is $3,500. Subsequent purchase payments must be at least $30. Purchase payments may be made at any time. We may provide for purchase payments to be automatically withdrawn from your bank account on a periodic basis. If a purchase payment would cause your contract value to exceed $1,000,000 or your contract value already exceeds $1,000,000, you must obtain our approval in order to make the payment.

         If permitted by state law, we may cancel a contract at the end of any two consecutive contract years in which no purchase payments have been made, if both:

         - the total purchase payments made over the life of the contract, less any withdrawals, are less than $2,000; and

         - the contract value at the end of such two year period is less than $2,000.

         We may vary the cancellation of contract privileges in certain states in order to comply with state insurance laws and regulations. If we cancel your contract, we will pay you the contract value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 administration fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Purchase payments are allocated among the investment options in accordance with the percentages you designate. You may change the allocation of subsequent purchase payments at any time by writing us or by telephone.

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The Guarantee Plus Program lets you use the fixed account to protect against loss.
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         In addition, you have the option to participate in our Guarantee Plus Program. Under the Guarantee Plus Program the initial purchase payment is split between the fixed and variable investment options. The percentage of the initial purchase payment allocated to a fixed account will assure that the fixed account allocation will have grown to an amount at least equal to the total initial purchase payment at the end of the guaranteed period. The balance of the initial purchase payment is allocated among the variable investment options as indicated on the contract or certificate specifications page. You may elect to participate in the Guarantee Plus Program and may obtain full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office.

ACCUMULATION UNITS

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The value of an investment account is measured in "accumulation units," which vary in value with the performance of the underlying Trust portfolio.
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         During the accumulation period, we will establish an "INVESTMENT ACCOUNT" for you for each Variable Account investment option to which you allocate a portion of your contract value. Amounts are credited to those investment accounts in the form of "ACCUMULATION UNITS" (units of measure used to calculate the value of the variable portion of your contract during the accumulation period). The number of accumulation units to be credited to each investment account is determined by dividing the amount allocated to that investment account by the value of an accumulation unit for that investment account next computed after the purchase payment is received at our Annuity Service Office complete with all necessary information or, in the case of the first purchase payment, pursuant to the procedures described below.

         Initial purchase payments received by mail will usually be credited in the valuation period during which they are received at our Annuity Service Office, and in any event not later than two business days after our receipt of all information necessary for issuing the contract. You will be informed of any deficiencies preventing processing if your contract cannot be issued. If the deficiencies are not remedied within five business days after receipt, your purchase payment will be returned promptly, unless you specifically consent to our retaining your purchase payment until all necessary information is received. Initial purchase payments received by wire transfer from broker-dealers will be credited in the valuation period during which the payment was received by us if the broker-dealers have made special arrangements with us.

VALUE OF ACCUMULATION UNITS

         The value of your accumulation units will vary from one valuation period to the next depending upon the investment results of the investment options you select. The value of an accumulation unit for each sub-account was arbitrarily set at $10 or $12.50 for the first valuation period under other contracts we have issued. The value of an accumulation unit for any subsequent valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for such sub-account (described below) for the valuation period for which the value is being determined. Accumulation units will be valued as of the end of each Valuation Period.

NET INVESTMENT FACTOR

         The net investment factor is an index used to measure the investment performance of a sub-account from one valuation period to the next. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each sub-account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

         -        Where (a) is:

                    - the net asset value per share of a portfolio share held in the sub-account determined at the end of the current valuation period, plus

                    - The per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the sub-account if the "ex-dividend" date occurs during the current valuation period.

         - Where (b) is the net asset value per share of a portfolio share held in the sub-account determined as of the end of the immediately preceding valuation period.

         - Where (c) is a factor representing the charges deducted from the sub-account on a daily basis for administrative expenses, a portion of the distribution expenses, and mortality and expense risks. That factor is equal on an annual basis to 1.00% (0.15% for administrative expenses and 0.85% for mortality and expense risks).

TRANSFERS AMONG INVESTMENT OPTIONS

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Contract value may be transferred among investment options.
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         During the accumulation period, you may transfer amounts among the investment options at any time and without charge upon written notice to us or by telephone if you authorize us in writing to accept telephone transfer requests. Accumulation units will be canceled from the investment account from which you transfer amounts transferred and credited to the investment account to which you transfer amounts. Your contract value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then we will transfer the entire amount instead of the requested amount. We reserve the right to limit, upon notice, the maximum number of transfers you may make to one per month or six at any time within a contract year. In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

MAXIMUM NUMBER OF INVESTMENT OPTIONS

         You currently are limited to a maximum of seventeen investment options (including all fixed account investment options) during the accumulation period. In calculating this limit, investment options to which you have allocated purchase payments at any time during the accumulation period will be counted toward the seventeen maximum even if you no longer have contract value allocated to the investment option.

TELEPHONE TRANSACTIONS

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Telephone transfers and withdrawals are permitted.
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         You are permitted to request transfers and withdrawals by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To be permitted to request a transfer or withdrawal by telephone, you must elect the option on the Application. (If you do not initially elect an option in the Application form, you may request authorization by executing an appropriate authorization form that we will provide you upon request.) We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. Such procedures include the following. Upon telephoning a request, you will be asked to provide information that verifies that it is you calling. For both your and our protection, we will tape record all conversations with you. All telephone transactions will be followed by a confirmation statement.

SPECIAL TRANSFER SERVICES - DOLLAR COST AVERAGING

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Dollar Cost Averaging and Asset Rebalancing programs are available.
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         We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any sub-account or the one year fixed account investment option to other sub-accounts until the amount in the sub-account from which the transfer is made or one year fixed account investment option is exhausted. In states where approved by the state insurance department, a special one year fixed account investment option (the "One Year DCA Account") may be established under the DCA program to make automatic transfers. In the first eleven months the amount transferred is equal to one eleventh of the amount allocated to the One Year DCA Account and in the twelfth month the remaining balance of the One Year DCA Account is transferred. Only purchase payments (and not existing contract values) may be allocated to the DCA fixed account investment option.

         The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. If you are interested in the DCA program, you may elect to participate in the program on the application or by separate application. You may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the DCA program.

ASSET REBALANCING PROGRAM

         We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular portfolios. Your contract value will be automatically rebalanced pursuant to the schedule described below to maintain the indicated percentages by transfers among the portfolios. The entire value of the variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. There is no charge for participation in the Asset Rebalancing Program.

         Asset rebalancing will only be permitted on the following time schedules:

         - quarterly on the 25th day of the last month of the quarter (or the next business day if the 25th is not a business day);

         - semi-annually on June 25th or December 26th (or the next business day if these dates are not business days); or

         - annually on December 26th (or the next business day if December 26th is not a business day).

WITHDRAWALS

         During the accumulation period, you may withdraw all or a portion of your contract value upon written request (complete with all necessary information) to our Annuity Service Office. You may make withdrawals by telephone if you have authorized telephone withdrawals, as described above under "Telephone Transactions." For certain qualified contracts, exercise of the withdrawal right may require the consent of the qualified plan participant's spouse under the Internal Revenue Code of 1986, as amended (the "CODE"). In the case of a total withdrawal, we will pay the contract value as of the date of receipt of the request at our Annuity Service Office, less the annual $30 administration fee if applicable and any unpaid loans, and the contract will be canceled. In the case of a partial withdrawal, we will pay the amount requested and cancel that number of accumulation units credited to each investment account equal in value to the amount withdrawn from that investment account.

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You may withdraw all or a portion of your contract value, but may incur tax liability as a result.
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         When making a partial withdrawal, you should specify the investment options from which the withdrawal is to be made. The amount requested from an investment option may not exceed the value of that investment option. If you do not specify the investment options from which a partial withdrawal is to be taken, the withdrawal will be taken from the variable account investment options until exhausted and then from the fixed account investment options. If the partial withdrawal is less than the total value in the variable account investment options, the withdrawal will be taken proportionately from all of your variable account investment options. For rules governing the order and manner of withdrawals from the fixed account investment options (see "FIXED ACCOUNT INVESTMENT OPTIONS").

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the investment option. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, we will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable account investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuity

Service Office, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:


     - the New York Stock Exchange is closed (other than customary weekend and holiday closings),

     -    trading on the New York Stock Exchange is restricted,

     - an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

         TELEPHONE REDEMPTIONS. You may request the option to withdraw a portion of your contract value by telephone by completing a separate application. We reserve the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. For additional information on Telephone Redemptions see "Telephone Transactions" above.

SPECIAL WITHDRAWAL SERVICES - THE INCOME PLAN

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Systematic "Income Plan" withdrawals are available.
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         We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified investment options on a periodic basis. The total of IP withdrawals in a contract year is limited to not more than 20% of the purchase payments made. If an additional withdrawal is made from a contract participating in an IP, the IP will terminate automatically and may be reinstated only on or after the next contract anniversary. The IP is not available to contracts participating in the dollar cost averaging program or for which purchase payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of withdrawal and market value charges. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). If you are interested in an IP, you may obtain a separate application and full information concerning the program and its restrictions from your securities dealer or our Annuity Service Office. The IP program is free.

LOANS

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Some qualified contracts have a loan feature.
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         We offer a loan privilege only to owners of contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you are not an owner of such a contract, none of this discussion about loans applies to your contract. If you are an owner of such a contract, you may borrow from us, using your contract as the only security for the loan. Loans are subject to certain tax law restrictions and to applicable retirement program rules (collectively, "loan rules"). You should consult your tax advisor and retirement plan fiduciary prior to taking a loan under the contract.

         The maximum loan value of a contract is normally 80% of the contract value, although loan rules may serve to reduce that maximum in some cases. The amount available for a loan at any given time is the loan value less any unpaid prior loans. Unpaid prior loans equal the amount of any prior loans plus interest accrued on those loans. Loans will be made only upon written request from the owner. We will make loans within seven days of receiving a properly completed loan application (applications are available from our Annuity Service Office), subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

         When you request a loan, we will reduce your investment in the investment accounts and transfer the amount of the loan to the "LOAN ACCOUNT," a part of our general account. You may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts in accordance with the rules for making partial withdrawals (see "WITHDRAWALS"). The contract provides that you may repay unpaid loans at any time. Under applicable loan rules, loans generally must be repaid within five years, repayments must be made at least quarterly and repayments must be made in substantially equal amounts. When a loan is repaid, the amount of the repayment will be transferred from the loan account to the investment accounts. You may designate the investment accounts to which a repayment is to be allocated. Otherwise, the repayment will be allocated in the same manner as your most recent purchase payment. On each contract anniversary, we will transfer from the investment accounts to the loan account the excess of the balance of your loan over the balance in your loan account.

         We charge interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. We credit interest with respect to amounts held in the loan account at a rate of 4% per year. Consequently, the net cost of loans under the contract is 2%. If on any date unpaid loans under your contract exceed your contract value, your contract will be in default. In such case you will receive a notice indicating the payment needed to bring your contract out of default and will have a thirty-one day grace period within which to pay the default amount. If the required payment is not made within the grace period, your contract may be terminated without value.

         The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the contract. In addition, loans, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your contract value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your contract value will be greater than it would have been had no loan been outstanding.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

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If you die during the accumulation period, your beneficiary will receive a death benefit that might exceed your contract value.
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         IN GENERAL. The following discussion applies principally to contracts and certificates that are issued in connection with IRAs. Similar requirements apply to contracts issued in connection with other types of qualified plans. Somewhat different rules apply to contracts not issued in connection with qualified plans (i.e., to "non-qualified contracts"). The requirements of the tax law applicable to IRAs and other qualified contracts, and to the tax treatment of amounts held and distributed under such contracts, are quite complex. Accordingly, you should seek competent legal and tax advice regarding the suitability of the contract or certificate for your situation and the requirements governing the distribution of benefits, including death benefits, from a contract or certificate.

         AMOUNT OF DEATH BENEFIT. If the contract owner die during the accumulation period, the death benefit will be the greater of the contract value or the minimum death benefit. The minimum death benefit is equal to the sum of all purchase payments made by or on behalf of you minus a reduction for any partial withdrawals made by or on behalf of you. The amount of the reduction is the greater of :

         -        the amount of the partial withdrawal, or

         - the amount obtained by multiplying the minimum death benefit prior to the withdrawal by the ratio of the partial withdrawal to the contract value prior to the withdrawal. Partial withdrawals include amounts applied under an annuity option under the contract. If you have any debt under the contract, the death benefit otherwise payable is reduced by such debt. (Loans are not available under IRAs.)

         The determination of the death benefit will be made on the date written notice and proof of death, as well as all required claims forms, are received at our Annuity Service Office. No person is entitled to the death benefit until this time.

         PAYMENT OF DEATH BENEFIT. We will pay the death benefit to the beneficiary if any contract owner dies before the maturity date.

         The death benefit may be taken in the form of a lump sum immediately. If not taken immediately, the contract will continue subject to the following:

         -        The beneficiary will become the owner.

         - Any excess of the death benefit over the contract value will be allocated to the investment accounts in proportion to their relative values on the date of receipt at our Annuity Service Office of due proof of the owner's death.

         -        No additional purchase payments may be made.

         - If the beneficiary is not the deceased owner's spouse, distribution of the owner's entire interest in the contract or certificate must be made by December 31 of the calendar year containing the fifth anniversary of the owner's death, or alternatively, distribution may be made as an annuity, under one of the annuity options described below, which begins on or before December 31 of the calendar year immediately following the calendar year of the owner's death and is payable over the life of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary.

         - If the beneficiary is the deceased owner's spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date on or before the later of (i) December 31 of the calendar year immediately following the calendar year in which the owner died, and (ii) December 31 of the calendar year in which the owner would have attained age 70 1/2. An irrevocable election of the method of distribution by a beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the owner's death or the date distributions are required to begin pursuant to this provision.

         - If the beneficiary is the deceased owner's spouse, the surviving spouse may irrevocably elect to treat the owner's interest in the Contract as his or her own IRA. This election will be deemed to have been made if such surviving spouse (i) fails to elect that his or her interest will be distributed in accordance with one of the preceding provisions, (ii) makes a regular IRA contribution under the Contract, or (iii) makes a rollover to or from the Contract.

         If any annuitant is changed and any owner is not a natural person, the entire interest in the contract must be distributed to the owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal. The annuitant may not be changed if the contract is issued as an IRA.

         A substitution or addition of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the maturity date, the contract value on the date of the change will be treated as a payment made on that date. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the owner's spouse. The owner cannot be changed, nor can an owner be added, if the contract is issued as an IRA.

         Death benefits will be paid within seven days of the date the amount of the death benefit is determined, as described above, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "WITHDRAWALS").

PAY-OUT PERIOD PROVISIONS

GENERAL

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Annuity benefits may be paid in several ways.
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         The proceeds of the contract payable on death, withdrawal or the contract maturity date may be applied to the annuity options described below, subject to the distribution of death benefit provisions (see "DEATH BENEFIT DURING THE ACCUMULATION PERIOD").

         Generally, we will begin paying annuity benefits to the annuitant under the contract on the contract's maturity date (the date dividing the accumulation period from the pay-out period). The maturity date is the date specified on the contract or certificate specifications page, unless you change that date. If no date is specified, the maturity date is the maximum maturity date described below. The maximum maturity date is the first day of the month following the later of the 85th birthday of the annuitant or the tenth contract anniversary. You may specify a different maturity date at any time by written request at least one month before both the previously specified and the new maturity date. The new maturity date may not be later than the maximum maturity date unless we consent. Maturity dates which occur when the annuitant is at an advanced age, e.g., past age 85, may in some circumstances have adverse income tax consequences (see "FEDERAL TAX MATTERS"). Distributions from qualified contracts may be required before the maturity date.

         Distributions from IRAs and other qualified contracts may be required during the accumulation period. In the case of IRAs, your entire interest must be distributed no later than the "required beginning date" or begin to be distributed by that date over (a) your life or the joint lives of you and the your designated beneficiary, or (b) a period not extending beyond your life expectancy, or the joint life and last survivor life expectancy of you and the your designated beneficiary. The "required beginning date" generally is April 1 of the calendar year following the calendar year in which the owner attains age 70.

         You may select the frequency of annuity payments. However, if the contract value at the maturity date is such that a monthly payment would be less than $20, we may pay the contract value, minus any unpaid loans, in one lump sum to the annuitant on the maturity date.

ANNUITY OPTIONS

         Annuity benefit payments are available under the contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the contract, and at any time during the accumulation period, you may select one or more of the annuity options described below on a fixed and/or variable basis (except Option 5 which is available on a fixed basis only) or choose an alternate form of payment acceptable to us. If an annuity option is not selected, we will provide as a default option a life annuity with payments guaranteed for 10 years as described below. Annuity payments will be determined based on the Investment Account Value of each investment option at the maturity date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain annuity options in connection with certain qualified contracts.Thus, for example, in the case of contracts or certificates issued as IRAs, the co-annuitant referred to in options 2(a) and 2(b) must be your spouse, the life expectancy of the annuitant in option 1(b) and of the joint annuitants in option 2(b) must be at least ten years, and options 3, 4, and 5 are available only with our consent.

         The following annuity options are guaranteed in the contract. Please read the description of each annuity option carefully. In general, a nonrefund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due. Annuities with payments guaranteed for a certain number of years may also be elected but the amount of each payment will be lower than that available under the nonrefund life annuity option.

         OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the annuitant. No payments are due after the death of the annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the annuitant dies prior to the end of the tenth year.

         OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the annuitant and a designated co-annuitant. No payments are due after the death of the last survivor of the annuitant and co-annuitant. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the annuitant and a designated co-annuitant. Because payments are guaranteed for 10 years, annuity payments will be made to the end of such period if both the annuitant and the co-annuitant die prior to the end of the tenth year.

         In addition to the foregoing annuity options which we are contractually obligated to offer at all times, we currently offer the following annuity options. We may cease offering the following annuity options at any time and may offer other annuity options in the future.

         OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the annuitant. Because payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         OPTION 4: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the annuitant and a designated co-annuitant and two-thirds payments during the lifetime of the survivor. Because there is no guarantee that any minimum number of payments will be made, an annuitant or co-annuitant may receive only one payment if the annuitant and co-annuitant die prior to the date the second payment is due.

         OPTION 5: PERIOD CERTAIN ONLY ANNUITY FOR 5, 10, 15 OR 20 YEARS - An annuity with payments for a 5, 10, 15 or 20 year period and no payments thereafter.

DETERMINATION OF AMOUNT OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT

         The first variable annuity payment is determined by applying that amount of the contract value used to purchase a variable annuity to the annuity tables contained in the contract. The amount of the contract value will be determined as of a date not more than ten business days prior to the maturity date. The amount of the first and all subsequent fixed annuity payments is determined on the same basis using the portion of the contract value used to purchase a fixed annuity. Contract value used to determine annuity payments will be reduced by any applicable premium taxes.

         The rates contained in the annuity tables vary with the annuitant's sex and age and the annuity option selected. However, for contracts issued in connection with certain employer-sponsored retirement plans sex-distinct tables may not be used. Under such tables, the longer the life expectancy of the annuitant under any life annuity option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.

ANNUITY UNITS AND THE DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS

         Variable annuity benefit payments subsequent to the first will be based on the investment performance of the sub-accounts selected during the pay-out period. The amount of subsequent payments is determined by dividing the amount of the first annuity payment from each sub-account by the annuity unit value of that sub-account (as of the same date the contract value to effect the annuity was determined) to establish the number of annuity units which will thereafter be used to determine payments. This number of annuity units for each sub-account is then multiplied by the appropriate annuity unit value as of a uniformly applied date not more than ten business days before the annuity payment is due, and the resulting amounts for each sub-account are then totaled to arrive at the amount of the payment to be made. The number of annuity units remains constant during the annuity benefit payment period.

         The value of an annuity unit for each sub-account for any valuation period is determined by multiplying the annuity unit value for the immediately preceding valuation period by the net investment factor for that sub-account (see "NET INVESTMENT FACTOR") for the valuation period for which the annuity unit value is being calculated and by a factor to neutralize the assumed interest rate.

         A 3% assumed interest rate is built into the annuity tables in the contract used to determine the first variable annuity payment.

TRANSFERS DURING THE PAY-OUT PERIOD

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Some transfers are permitted during the pay-out period, but subject to a few more limitations that during the accumulation period.
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         Once variable annuity benefit payments have begun, you may transfer all or part of the investment upon which those payments are based from one sub-account to another. You must submit your transfer request to our Annuity Service Office at least 30 days before the due date of the first annuity benefit payment to which your transfer will apply. Transfers after the maturity date will be made by converting the number of annuity units being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity benefit payments will reflect changes in the value of the new annuity units. We reserve the right to limit, upon notice, the maximum number of transfers to four per contract year. Once annuity payments have commenced, no transfers may be made from a fixed annuity option to a variable annuity option or from a variable annuity option to a fixed annuity option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Trust portfolios. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

DEATH BENEFIT DURING THE PAY-OUT PERIOD

         If an annuity option providing for payments for a guaranteed period has been selected, and the annuitant dies during the pay-out period, we will make the remaining guaranteed payments to the beneficiary. Any remaining payments will be made as rapidly as under the method of distribution being used as of the date of the annuitant's death. If no beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the annuitant and the beneficiary.

OTHER CONTRACT PROVISIONS

TEN DAY RIGHT TO REVIEW

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You have a ten-day right to cancel your contract.
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         The contract owner may cancel the contract or certificate by returning it to our Annuity Service Office or agent at any time within 10 days after receiving it. Within 7 days of receiving a returned contract or certificate, we will pay the contract owner, the contract value less any debt, computed at the end of the valuation period during which we receive the returned contract.

         No charge is imposed upon return of the contract within the ten-day right to review period. The ten-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the contract is issued as an individual retirement annuity under the Code Sections 408, during the first 7 days of the 10 day period, we will return all purchase payments if this is greater than the amount otherwise payable.

OWNERSHIP

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You are entitled to exercise all rights under the contract. In the case of a group contract,you are entitled to exercise all rights under your certificate not reserved to the group holder.
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         The contract owner is entitled to exercise all rights under the contract. In the case of a group annuity contract, the contract is owned by the group holder; however, all contract rights and privileges not expressly reserved to the group holder may be exercised by each owner as to his or her interest as specified in his or her certificate. During the accumulation period, the owner is the person designated in the contract or certificate specifications page or as subsequently named. During the pay-out period, the annuitant is the owner. If amounts become payable to any beneficiary under the contract, the beneficiary is the owner.

         In the case of non-qualified contracts, the owner's interest in a contract may be changed, or a certificate or individual contract may be collaterally assigned, at any time prior to the maturity date, subject to the rights of any irrevocable beneficiary. Ownership of a group contract may be assigned at any time by the group holder. Assigning a contract, or changing the ownership of a contract, may be treated as a (potentially taxable) distribution of the contract value for federal tax purposes (see "FEDERAL TAX MATTERS"). A change of any owner may result in resetting the death benefit to an amount equal to the contract value as of the date of the change and treating such value as a purchase payment made on that date for purposes of computing the amount of the death benefit.

         Any change of ownership or assignment must be made in writing. We must approve any change. Any assignment and any change, if approved, will be effective as of the date we receive the request at our Annuity Service Office. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

         In the case of qualified contracts, ownership of the contract or an owner's interest in the contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, an owner's interest in a qualified contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

ANNUITANT

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The "annuitant" is either you or someone you designate.
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         The annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The annuitant is entitled to receive all annuity payments under the contract. If the owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The annuitant is as designated on the contract specifications page or in the application, unless changed.

         On the death of the annuitant prior to the maturity date, the co-annuitant, if living, becomes the annuitant. If there is no living co-annuitant, the owner becomes the annuitant. In the case of certain qualified contracts, there are limitations on the ability to designate and change the annuitant and the co-annuitant. Thus, in the case of an IRA, the owner and annuitant must be the same person and the annuitant cannot be changed.

BENEFICIARY

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The "beneficiary" is the person you designate to receive the death benefit if you die.
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         The beneficiary is the person, persons or entity designated in the contract or certificate specifications page (or as subsequently changed). However, if there is a surviving contract owner, that person will be treated as the beneficiary. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by us, and (if approved) will be effective as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the estate of the deceased contract owner. In the case of certain qualified contracts or certificates, IRS regulations may limit designations of beneficiaries.

MODIFICATION

         We may not modify your contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any certificates issued after the effective date of the modification. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 72(s) of the Code.

 DISCONTINUANCE OF NEW OWNERS

         In the case of group contracts, on thirty days' notice to the group holder, we may limit or discontinue acceptance of new applications and the issuance of new certificates.

MISSTATEMENT AND PROOF OF AGE, SEX OR SURVIVAL

         We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the annuitant has been misstated, the benefits will be those that would have been provided for the annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED ACCOUNT INVESTMENT OPTIONS

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The fixed account investment options are not securities.
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         SECURITIES REGISTRATION Interests in the fixed account investment options are not registered under the Securities Act of 1933, as amended, (the "1933 Act") and our general account is not registered as an investment company under the 1940 Act. Neither interests in the fixed account investment options nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Disclosures relating to interests in the fixed account investment options and the general account nonetheless may be required by the federal securities laws to be accurate.

         GUARANTEE. Pursuant to a Guarantee Agreement dated March 31, 1996, Manulife, our ultimate parent, unconditionally guarantees to us, on behalf of and for the benefit of us and owners of fixed annuity contracts we issue, that it will, on demand, make funds available to us for the timely payment of contractual claims under fixed annuity contracts issued after June 27, 1984. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by Manulife on notice to us. Termination will not affect Manulife's continuing liability with respect to all fixed annuity contracts issued prior to the termination of the Guarantee except if:

         - the liability to pay contractual claims under the contracts is assumed by another insurer, or

         - we are sold and the buyer's guarantee is substituted for the Manulife guarantee.

         REINSURANCE. Effective June 30, 1995, we entered into a Reinsurance Agreement with Peoples Security Life Insurance Company ("Peoples") pursuant to which Peoples reinsures certain amounts with respect to the fixed account portion of the contract described in this Prospectus issued prior to January 1, 1999. Under this Reinsurance Agreement, we remain liable for the contractual obligations of the contracts' fixed accounts and Peoples agrees to reimburse us for certain amounts and obligations in connection with the fixed accounts. Peoples contractual liability runs solely to us, and no owner shall have any right of action against Peoples. For contract issued after January 1, 1999, The Manufacturers Life Insurance Company (U.S.A.) reinsures certain amounts with respect to the fixed account portion of the contract under a reinsurance agreement with substantial similar terms to the Peoples Reinsurance Agreement.

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Fixed account investment options guarantee interest of at least 3%.
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         INVESTMENT OPTIONS. Currently, there are five fixed account investment options under the contract: one, three, five and seven year investment accounts and a DCA fixed investment account which may be established under the DCA program to make automatic monthly transfers from a fixed account to one or more variable investment options. (See "SPECIAL TRANSFER SERVICES "DOLLAR COST AVERAGING" for details.) We may offer additional fixed account investment options for any yearly period from two to ten years. Fixed investment accounts provide for the accumulation of interest on purchase payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on new amounts allocated or transferred to a fixed investment account from time-to-time, according to market conditions. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for a fixed investment account, it is guaranteed for the duration of the guarantee period and we may not change it.

         INVESTMENT ACCOUNTS. You may allocate purchase payments, or make transfers from the variable investment options, to the one-year fixed account investment option at any time prior to the maturity date. We establish a separate investment account each time you allocate or transfer amounts to the fixed account investment options. Amounts may not be allocated to a fixed account investment option that would extend the guarantee period beyond the maturity date.

         RENEWALS. At the end of a guarantee period, you may establish a new investment account with the same guarantee period at the then current interest rate, select a different fixed account investment option or transfer the amounts to a variable account investment option, all without the imposition of any charge. You may not select a guarantee period that would extend beyond the maturity date. In the case of renewals within one year of the maturity date, the only fixed account investment option available is to have interest accrued up to the maturity date at the then current interest rate for one year guarantee periods.

         If you do not specify the renewal option desired, we will select the same guarantee period as has just expired, so long as such period does not extend beyond the maturity date. In the event a renewal would extend beyond the maturity date, we will select the longest period that will not extend beyond such date, except in the case of a renewal within one year of the maturity date in which case we will credit interest up to the maturity date at the then current interest rate for one year guarantee periods.

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A market value charge may apply to certain transactions.
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         MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an investment account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the maturity date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each investment account affected by a transaction to which a market value charge may apply. The market value charge for an investment account will be calculated by multiplying the amount withdrawn or transferred from the investment account by the adjustment factor described below. In the case of group contracts we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

         The adjustment factor is determined by the following formula:
0.75x(B-A)xC/12 where:

         A -   The guaranteed interest rate on the investment account.

         B - The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new investment account with the same length of guarantee period as the investment account from which the amounts are being withdrawn.

         C - The number of complete months remaining to the end of the guarantee period.

         For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

         The total market value charge will be the sum of the market value charges for each investment account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the investment account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

         We make no market value charge on withdrawals from the fixed account investment options in the following situations:

         -        death of the owner;

         -        amounts withdrawn to pay fees or charges;

         - amounts applied at the maturity date to purchase an annuity at the guaranteed rates provided in the contract;

         - amounts withdrawn from investment accounts within one month prior to the end of the guarantee period;

         -        amounts withdrawn from a one-year fixed investment account;

         - amounts withdrawn in any contract year that do not exceed 10% of (i) total purchase payments less (ii) any prior partial withdrawals in that contract year.

Notwithstanding application of the foregoing formula, in no event will the market value charge

         - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an investment account exceed an annual rate of 3%,

         -        be greater than 10% of the amount transferred or withdrawn, or

         - reduce the amount payable on withdrawal or transfer below the amount required under the non forfeiture laws of the state with jurisdiction over the contract.

         TRANSFERS. During the accumulation period, you may transfer amounts among your fixed account investment options and from your fixed account investment options to the variable account investment options; provided that no transfer from a fixed account investment option may be made unless the amount to be transferred has been held in such account for at least one year, except for transfers made pursuant to the DCA program. Any transfer other than one made at the end of a guarantee period may be subject to a market value charge. Where there are multiple investment accounts within a fixed account investment option, amounts must be transferred from the fixed account investment option on a first-in-first-out basis.

         WITHDRAWALS. You may make total and partial withdrawals of amounts held in the fixed account investment options at any time during the accumulation period. Withdrawals from the fixed account investment options will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS" plus the following provisions also apply to withdrawals from the fixed account investment options:

- We reserve the right to defer payment of amounts withdrawn from the fixed account investment options for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

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Withdrawals and some transfers from fixed account investment options are permitted during the accumulation period.
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- If there are multiple investment accounts under the fixed account investment options, amounts must be withdrawn from those accounts on a first-in-first-out basis.

- The market value charge described above may apply to withdrawals from any investment option except for a one year investment option. In the event a market value charge applies to a withdrawal from a fixed investment account, it will be calculated with respect to the full amount in the investment account and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining investment account value.

         If you request a partial withdrawal in excess of your amount in the variable account investment options and do not specify the fixed account investment options from which the withdrawal is to be made, such withdrawal will be made from your investment options beginning with the shortest guarantee period. Within such sequence, where there are multiple investment accounts within a fixed account investment option, withdrawals will be made on a first-in-first-out basis.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from contracts or certificates issued in connection with Section 403(b) qualified plans only under limited circumstances (see "FEDERAL TAX MATTERS" below).

         LOANS. We offer a loan privilege only to owners of contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a contract, you may borrow from us, using your contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "LOANS." The market value charge described above may apply to amounts transferred from the fixed investment accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred.

         FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "DEATH BENEFIT DURING THE ACCUMULATION PERIOD" above), on death, withdrawal or the maturity date of the contract, the proceeds may be applied to a fixed annuity option (see "ANNUITY OPTIONS" above). The amount of each fixed annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the fixed annuity to the appropriate table in the contract. If the table we are then using is more favorable to you, we will substitute that table. We guarantee the dollar amount of fixed annuity payments.

                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against purchase payments, contract values or annuity payments. Currently, there are no deductions made from purchase payments, except for premium taxes in certain states. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

ADMINISTRATION FEES

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We deduct asset-based charges totaling 1.00% on an annual basis for administration, and mortality and expense risks.
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         Two fees may be deducted under a contract to compensate us for our costs of providing all administrative services attributable to the contracts and the operations of the Variable Account:

         Normally, we will deduct an administration fee of $30 each year. However, if during the accumulation period the contract value is equal to or greater than $100,000 at the time of the fees assessment, we will waive the fee. During the accumulation period, this administration fee is deducted on the last day of each contract year. It is withdrawn from each investment option in the same proportion that the value of that investment option bears to the contract value. If the entire contract value is withdrawn on other than the last day of any contract year, the $30 administration fee will be deducted from the amount paid. During the annuity period, the fee is deducted on a pro-rata basis from each annuity payment.

         A daily charge in an amount equal to 0.15% of the value of each variable investment account on an annual basis is deducted from each sub-account as an administration fee. This asset-based administration fee will not be deducted from the fixed account investment options. The charge will be reflected in the contract value as a proportionate reduction in the value of each variable investment account. Because this portion of the administrative fee is a percentage of assets rather than a flat amount, larger contract values will in effect pay a higher proportion of this portion of the administrative expense than smaller contract values.

          Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees as to any outstanding individual contracts or any certificates under group contracts issued prior to the effective date of the modification of those fees.

REDUCTION OR ELIMINATION OF ANNUAL ADMINISTRATION FEES

         The amount of the annual administration fee on a contract or certificate may be reduced or eliminated when sales of the contracts or certificates are made to a group of individuals in such a manner that results in savings of administration expenses. We will determine entitlement to such a reduction or elimination of the administration charges in the following manner:

         - The size and type of group to which administrative services are provided will be considered.

         - The total amount of purchase payments to be received will be considered.

         - There may be other circumstances of which we are not presently aware, which could result in reduced administrative expense.

         If, after consideration of the foregoing factors, we determine that there will be a reduction in administration expenses, we will provide a reduction in the annual administration fee. The administration fee may be waived when a contract is issued to officers, directors or employees (or a relative thereof), of us or of Manulife, the Trust or any of their affiliates. In no event will reduction or elimination of the administration fees be permitted where that reduction or elimination will be unfairly discriminatory to any person. FOR FURTHER INFORMATION, CONTACT YOUR REGISTERED REPRESENTATIVE.

MORTALITY AND EXPENSE RISK CHARGE

         The mortality risk we assume is the risk that annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity rates incorporated into the contract which cannot be changed in the case of individual contracts or with respect to existing certificates in the case of group contracts. This assures each annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the contract owner dies during the accumulation period, we will pay a death benefit. (See "DEATH BENEFIT BEFORE MATURITY DATE") The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

         To compensate us for assuming these risks, we deduct from each of the sub-accounts a daily charge in an amount equal to 0.85% of the value of the variable investment accounts on an annual basis. The charge will be reflected in your contract value as a proportionate reduction in the value of each variable investment account. The rate of the mortality and expense risk charge cannot be increased under an individual contract. The rate can be increased under a group contract, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder.

         We may issue contracts and certificates with a mortality or expense risk charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks we have determined for persons for whom the contracts have been generally designed. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risk charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risk charge is not assessed against the fixed account investment option.

TAXES

         We reserve the right to charge, or provide for, certain taxes against purchase payments, contract values or annuity payments. Such taxes may include premium taxes or other taxes levied by any government entity which we determine to have resulted from our:

         -        establishment or maintenance of the Variable Account,

         -        receipt of purchase payments,

         -        issuance of the contacts, or

         - commencement or continuance of annuity payments under the contracts or certificates.

In addition, we will withhold taxes to the extent required by applicable law.

         Except for residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted from the contract value used to provide for fixed or variable annuity payments. For residents of those states which apply premium taxes upon receipt of purchase payments, premium taxes will be deducted upon payment of any withdrawal benefits, upon any annuitization, or payment of death benefits. The amount deducted will depend on the premium tax assessed in the applicable state. State premium taxes currently range from 0% to 3.5% depending on the jurisdiction and the tax status of the contract and are subject to change by the legislature or other authority. See APPENDIX C for a table of State Premium Taxes.

EXPENSES OF DISTRIBUTING THE CONTRACTS

         MSS, the principal underwriter for the contracts, pays compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 0.30% of purchase payments plus 0.30% of the contract value per year commencing one year after each purchase payments. These expenses are not assessed against the contracts but are instead paid by MSS. See "Distribution of Contracts" for further information.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances. You should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions. References below to the contract generally include the certificate in the case of group contracts.

         This discussion does not address state or local tax consequences associated with the purchase of a contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

         We are taxed as a life insurance company. Because the operations of the Variable Account are a part of, and are taxed with, our operations, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, we are not taxed on the investment income and capital gains of the Variable Account. We do not anticipate that we will be taxed on the income and gains of the Variable Account, but if we are, we may impose a corresponding charge against the Variable Account.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL DURING ACCUMULATION PERIOD

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Gains inside the contract are usually tax-deferred until you make a withdrawal, the annuitant starts receiving annuity benefit payments, or the beneficiary receives a death benefit payment.
--------------------------------------------------------------------------------

         Under existing provisions of the Code, except as described below, any increase in the contract value is generally not taxable to the owner or annuitant until received, either in the form of annuity payments, or in some other form of distribution. Certain requirements must be satisfied in order for this general rule to apply, including:

         - the contract must be owned by an individual (or treated as owned by an individual),

         - the investments of the Variable Account must be "adequately diversified" in accordance with IRS regulations,

         - we, rather than the owner, must be considered the owner of the assets of the Variable Account for federal tax purposes, and

         - the contract must provide for appropriate amortization, through annuity payments, of the contract's purchase payments and earnings, e.g., the pay-out period must not begin near the end of the annuitant's life expectancy.

         NON-NATURAL OWNERS. As a general rule, deferred annuity contracts held by "non-natural persons" (such as a corporation, trust or other similar entity) are not treated as annuity contracts for federal income tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There are several exceptions to this general rule for non-natural contract owners. First, contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as an agent for a natural person. This special exception will not apply, however, in the case of any employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees.

         Exceptions to the general rule for non-natural contract owners will also apply with respect to:

         - contracts acquired by an estate of a decedent by reason of the death of the decedent,

         -        certain qualified contracts,

         - certain annuities purchased by employers upon the termination of certain qualified plans,

         - certain annuities used in connection with structured settlement agreements, and

         - annuities purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

         DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for Federal income tax purposes, the investments of the Variable Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Variable Account are "adequately diversified." If the Variable Account failed to comply with these diversification standards, a contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxable currently on the excess of the contract value over the premiums paid for the contract.

         Although we do not control the investments of the Trust, we expect that the Trust will comply with such regulations so that the Variable Account will be considered "adequately diversified."

         OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for federal income tax purposes, of the assets of the insurance company separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses "incidents of ownership" in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyholders were not owners of separate account assets. For example, an owner under this contract has the choice of many more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. THESE DIFFERENCES COULD RESULT IN THE OWNER BEING TREATED AS THE OWNER OF THE ASSETS OF THE VARIABLE ACCOUNT AND THUS SUBJECT TO CURRENT TAXATION ON THE INCOME AND GAINS FROM THOSE ASSETS. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the contract as necessary to attempt to prevent the contract owners from being considered the owners of the assets of the Variable Account.

         DELAYED PAY-OUT PERIODS. If the contract's pay-out period commences (or is scheduled to commence) at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the contract could be currently includible in the owner's income.

         The remainder of this discussion assumes that the contract will be treated as an annuity contract for Federal income tax purposes and that we will be treated as the owner of the Variable Account assets.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

         In the case of a partial withdrawal, amounts received are includible in income to the extent the owner's contract value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes the investment in the contract at any time equals the total of the purchase payments made under the contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to qualified contracts) less any amounts previously received from the contract which were not included in income.

         Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) any portion of the contract value, is treated as a withdrawal of such amount or portion. (Loans, assignments and pledges are permitted only in limited circumstances under qualified contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in an annuity contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the "contract value" and his or her "investment in the contract" at the time of transfer. In such a case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

         There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

TAXATION OF ANNUITY BENEFIT PAYMENTS

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A portion of each annuity payment is usually taxable as ordinary income.
--------------------------------------------------------------------------------

         Normally, a portion of each annuity benefit payment is taxable as ordinary income. The taxable portion of an annuity benefit payment is equal to the excess of the payment over the "exclusion amount." In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by IRS regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying the payment by the ratio of (a) to (b), where:

         - (a) is the investment in the contract allocated to the fixed annuity option (adjusted for any period certain or refund feature) and

         - (b) is the total expected value of fixed annuity payments for the term of the contract (determined under IRS regulations).

A simplified method of determining the taxable portion of annuity payments applies to contracts issued in connection with certain qualified plans other than IRAs.

         Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant in his or her last taxable year.

TAXATION OF DEATH BENEFIT PROCEEDS

         Amounts may be distributed from a contract because of the death of an owner or the annuitant. During the accumulation period, death benefit proceeds are includible in income as follows:

         - if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or

         - if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

During the pay-out period, where a guaranteed period exists under an annuity option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

         - if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or

         - if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

--------------------------------------------------------------------------------
Withdrawals prior to age 59 1/2 may incur a 10% penalty tax.
--------------------------------------------------------------------------------

         There is a 10% penalty tax on the taxable amount of any payment from a non-qualified contract. Exception to this penalty tax includes distributions

         -        received on or after the owner reaches age 59 1/2;

         - attributable to the owner's becoming disabled (as defined in the tax law);

         - made to a beneficiary on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

         - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law);

         - made under an annuity contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or

         - made with respect to certain annuities issued in connection with structured settlement agreements.

A similar penalty tax, applicable to distributions from certain qualified contracts, is discussed below.

AGGREGATION OF CONTRACTS

         In certain circumstances, the amount of an annuity payment or a withdrawal from a contract that is includible in income may be determined by combining some or all of the non-qualified contracts owned by an individual. For example, if a person purchases a contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS.

         In the case of contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, recent changes in the tax law may result in a portion of otherwise deductible interest no longer being deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the contract. However, this interest deduction disallowance does not affect contracts where the income on such contracts is treated as ordinary income that is received or accrued by the owner during the taxable year. Entities that are considering purchasing the contract, or entities that will be beneficiaries under a contract, should consult a tax advisor.

QUALIFIED RETIREMENT PLANS

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Special tax provisions apply to qualified plans. Consult your tax advisor prior to using the contract with a qualified plan. Consult your tax advisor and plan fiduciary prior to taking a loan.
--------------------------------------------------------------------------------

         The contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code ("QUALIFIED PLANS"). Numerous special tax rules apply to the participants in qualified plans and to the contracts used in connection with qualified plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the contract with the various types of qualified plans. Brief descriptions of various types of qualified plans in connection with which we may issue a contract. Persons intending to use the contract in connection with a qualified plan should consult a tax advisor.

         Brief descriptions of various types of qualified plans in connection with which we may issue a contract are contained in Appendix E of this Prospectus. Appendix E also discusses certain potential tax consequences associated with the use of the contract with qualified plans which should be considered by a purchaser.

         The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain qualified contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.)

         Both the amount of the contribution that may be made, and the tax deduction or exclusion that you may claim for that contribution, are limited under qualified plans. If you are considering the purchase of a contract in connection with a qualified plan, you should consider, in evaluating the suitability of the contract, that the contract requires a minimum initial payment of $3,500. If this contract is used in connection with a qualified plan, the owner and annuitant must be the same individual. If a co-annuitant is named, all distributions made while the annuitant is alive must be made to the annuitant. Also, if a co-annuitant is named who is not the annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the annuitant and co-annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances. Additionally, for contracts issued in connection with qualified plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the owner will have rights in the contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.

         In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to IRAs and other qualified plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. In the case of IRAs, distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other qualified plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

         There is also a 10% penalty tax on the taxable amount of any payment from certain qualified contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a "SIMPLE retirement account" during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement - as defined in the tax law - maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of qualified plan. In the case of an "Individual Retirement Annuity" or an "IRA," including a "SIMPLE IRA," exceptions provide that the penalty tax does not apply to a payment:

         -        received on or after the owner reaches age 59 1/2,

         - received on or after the owner's death or because of the owner's disability (as defined in the tax law), or

         - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and designated beneficiary (as defined in the tax law).

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other qualified plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.

         When issued in connection with a qualified plan, a contract will be amended as generally necessary to conform to the requirements of the plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we will not be bound by terms and conditions of qualified plans to the extent those terms and conditions contradict the contract, unless we consent.

DIRECT ROLLOVERS

         If the contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, any "eligible rollover distribution" from the contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such qualified plans, excluding certain amounts such as (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) hardship distributions as defined in the tax law.

         Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the contract, discussed below, the owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, the person entitled to the distribution elects to have it directly transferred to certain qualified plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

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We may be required to withhold amounts from some payments for federal income tax payments.
--------------------------------------------------------------------------------

         We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the person receiving the distribution notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and rollovers from non-Roth IRAs to Roth
IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                                 GENERAL MATTERS

PERFORMANCE DATA

         Each of the sub-accounts may quote total return figures in its advertising and sales materials. PAST PERFORMANCE FIGURES ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE OF ANY SUB-ACCOUNT. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures. Standardized figures will include average annual total return figures for one, five and ten years, or from the inception date of the relevant sub-account of the Variable Account (if that period since inception is shorter than one of those periods). Non-standardized total return figures may be quoted including figures that do not assume redemption at the end of the time period. Non-standardized figures also include total return numbers from the inception date of the portfolio or ten years, whichever period is shorter. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period.

         Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated. For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts that we offer, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc. into the Trust, the inception date of the applicable predecessor Manulife Series Fund portfolio), adjusted to reflect current contract charges.

ASSET ALLOCATION AND TIMING SERVICES

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We may advertise our investment performance.
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         We are aware that certain third parties are offering asset allocation and timing services in connection with the contracts. In certain cases we have agreed to honor transfer instructions from such asset allocation and timing services where we have received powers of attorney, in a form acceptable to us, from the contract owners participating in the service. WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

         Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

         - termination of employment in the Texas public institutions of higher education,

         -        retirement,

         -        death, or

         -        the participant's attainment of age 70 1/2.

Accordingly, before any amounts may be distributed from the contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the contract value to another contract or another qualified custodian during the period of participation in the ORP. Loans are not available under contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

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We pay broker/dealers to sell the Contracts.
--------------------------------------------------------------------------------

         Manufacturers Securities Services, LLC ("MSS") is a Delaware limited liability company that we control. MSS is the principal underwriter of the contracts. MSS also is the investment adviser to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD") and is located at 116 Huntington Avenue, Boston, Massachusetts 02116. MSS has entered into a promotional agent agreement with ManEquity, Inc., a broker-dealer controlled by Manulife. ManEquity, Inc. also is registered under the 1934 Act and is a member of the NASD. Sales of the contracts and certificates will be made by registered representatives of broker-dealers authorized by MSS to sell them. Such registered representatives will also be licensed insurance agents of the Company. MSS will pay distribution compensation to selling brokers/dealers in varying amounts which under normal circumstances are not expected to exceed 0.30% of purchase payments. In addition, MSS may pay trail compensation after the first contract year, which under normal circumstances will not exceed 0.30% of contract value per year. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. MSS will pay ManEquity, Inc. for providing marketing support for the distribution of the contracts.


CONTRACT OWNER INQUIRIES

         Your inquiries should be directed to our Annuity Service Office at P.O. Box 9230, Boston, Massachusetts 02205-9230.

CONFIRMATION STATEMENTS

         You will be sent confirmation statements for certain transactions in your account. You should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to our Company's Annuity Service Office. If you fail to notify our Annuity Service Office of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither we nor MSS are involved in any litigation that is of material importance to either, or that relates to the Variable Account.

YEAR 2000 ISSUES

         We make extensive use of information systems in the operations of our various businesses, including for the exchange of financial data and other information with customers, suppliers and other counterparties. We also use software and information systems provided by third parties in our accounting, business and investment systems.

         The Year 2000 risk, as it is commonly known, is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of our computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the Year 2000. This could result in systems failures or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send premium billing notices, make claims payments or engage in other normal business activities.

         The systems used by us have been assessed as part of a comprehensive written plan conducted by The Manufacturers Life Insurance Company (collectively with its subsidiaries "Manulife"), to ensure that computer systems and processes of Manulife and its subsidiaries and affiliates, including ours, will continue to perform through the end of this century and in the next.

         In 1996, in order to make Manulife's systems Year 2000 compliant, a program was instituted to modify or replace both Manulife's information technology systems ("IT systems") and embedded technology systems ("Non-IT systems"). The phases of this program include (i) an inventory and assessment of all systems to determine which are critical, (ii) planning and designing the required modifications and replacements, (iii) making these modifications and replacements, (iv) testing modified or replaced systems, (v) redeploying modified or replaced systems and (vi) final management review and certification. For most IT and non-IT systems identified as critical, our certification has been completed. Of those systems classified as critical, management believes that over 99% were Year 2000 compliant at the end of 1998. Management continues to focus attention on the remaining 1% of critical systems. Those that affect us are expected to be compliant by the end of the second quarter in 1999. Management believes that the our non-critical systems will be Year 2000 compliant by the end of the first quarter 1999.

         In addition to efforts directed at Manulife's own systems, Manulife is presently consulting vendors, customers, and other third parties with which it deals in an effort to ensure that no material aspect of Manulife's operations will be hindered by Year 2000 problems of these third parties. This process includes providing third parties with questionnaires regarding the state of their Year 2000 readiness and, where possible or where appropriate, conducting further due diligence activities.

         Manulife recognizes the importance of preparing for the change to the Year 2000 and, in January 1999, commenced preparation of contingency plans, in the event that Manulife's Year 2000 program has not fully resolved its Year 2000 issues. The Year 2000 Project Management Office for Manulife's U.S. Division is coordinating the preparation of the Year 2000 contingency plan on behalf of U.S. Division affiliates and subsidiaries. Contingency planning is targeted for completion by mid-1999.

         Management currently believes that, with modifications to existing software and conversions to new software, the Year 2000 risk will not pose significant operational problems for Manulife's computer systems. As part of the Year 2000 program, critical systems were "time-shift" tested in the Year 2000 and beyond to confirm that they will continue to function properly before, during and after the change to the Year 2000. However, there can be no assurance that Manulife's Year 2000 program, including consulting third parties and its contingency planning, will avoid any material adverse effect on Manulife's operations, customer relations or financial condition. Manulife estimates the total cost of its Year 2000 program will be approximately $59 million, of which $49.5 million has been incurred through December 31, 1998; however, there can be no assurance that the actual cost incurred will not be materially higher than such estimate. Most costs will be expensed as incurred; however, those costs attributed to the purchase of new software and hardware will generally be capitalized. The total cost of the Year 2000 program is not expected to have a material effect on Manulife's net operating income.

CANCELLATION OF CONTRACT

         We may, at our option, cancel a contract at the end of any two consecutive contract years in which no purchase payments by or on behalf of you, have been made, if both:

- the total purchase payments made for the contract, less any withdrawals, are less than $2,000; and
- the contract value at the end of such two year period is less than $2,000.

          We, as a matter of administrative practice, will attempt to notify you prior to such cancellation in order to allow you to make the necessary purchase payment to keep the contract in force. The cancellation of contract provisions may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

VOTING INTEREST

         As stated above under "The Trust," we will vote shares of the Trust portfolios held in the Variable Account at the Trust's shareholder meetings according to voting instructions received from the persons having the voting interest under the contracts.

         Accumulation Period. During the accumulation period, the owner has the voting interest under a contract. The number of votes for each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Pay-out Period. During the pay-out period, the annuitant has the voting interest under a contract. The number of votes as to each portfolio for which voting instructions may be given is determined by dividing the reserve for the contract allocated to the sub-account in which such portfolio shares are held by the net asset value per share of that portfolio.

         Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a contract will usually decrease after commencement of annuity payments. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

                                   APPENDIX A
                        TABLE OF ACCUMULATION UNIT VALUES

================================================================================
                                Unit Value at   Unit Value at    Number of Units
Sub-Account                     Start of Year*   End of Year      at End of Year
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Pacific Rim Emerging Market
1998                              $12.500000      $11.267395                   0
--------------------------------------------------------------------------------

Science & Technology
1998                              $12.500000      $15.503436           4,015.626
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International Small Cap
1998                              $12.500000      $12.202690             334.680
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Aggressive Growth
1998                              $12.500000      $12.027610             216.003
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Emerging Small Company
1998                              $12.500000      $11.312902           6,458.290
--------------------------------------------------------------------------------

Mid Cap Growth
1998                              $12.500000      $13.903872           3,648.192
--------------------------------------------------------------------------------

Overseas
1998                              $12.500000      $11.720466             330.533
--------------------------------------------------------------------------------

International Stock
1998                              $12.500000      $12.656070                   0
--------------------------------------------------------------------------------

Mid Cap Blend
1998                              $12.500000      $12.103394           4,814.848
--------------------------------------------------------------------------------

Small Company Value
1998                              $12.500000      $10.897925                   0
--------------------------------------------------------------------------------

Global Equity
1998                              $12.500000      $12.195410             672.794
--------------------------------------------------------------------------------
Growth
1998                              $12.500000      $13.655376             521.187
--------------------------------------------------------------------------------

Large Cap Growth
1998                              $12.500000      $13.271688             309.757
--------------------------------------------------------------------------------

Quantitative Equity
1998                              $12.500000      $14.006399           2,087.403
--------------------------------------------------------------------------------

Blue Chip Growth
1998                              $12.500000      $14.123586           8,341.366
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Real Estate Securities
1998                              $12.500000      $10.417728           1,081.138

--------------------------------------------------------------------------------
Value
1998                              $12.500000      $11.207507             405.978

--------------------------------------------------------------------------------
Growth & Income
1998                              $12.500000      $13.924321           6,874.303

--------------------------------------------------------------------------------
Equity-Income
1998                              $12.500000      $12.464044          27,051.493

--------------------------------------------------------------------------------
Income & Value
1998                              $12.500000      $13.179250           1,854.886
--------------------------------------------------------------------------------

Balanced
1998                              $12.500000      $13.203432             914.156
--------------------------------------------------------------------------------

High Yield
1998                              $12.500000      $12.279967           2,098.051
--------------------------------------------------------------------------------

Strategic Bond
1998                              $12.500000      $12.280627             147.794
--------------------------------------------------------------------------------

Global Bond
1998                              $12.500000      $13.080198                   0
--------------------------------------------------------------------------------

Investment Quality Bond
1998                              $12.500000      $13.269922              87.491
--------------------------------------------------------------------------------

Diversified Bond
1998                              $12.500000      $13.161158             139.729
--------------------------------------------------------------------------------

U.S. Government Securities
1998                              $12.500000      $13.159699           4,840.536
--------------------------------------------------------------------------------

Money Market
1998                              $12.500000      $12.872909           4,306.330
--------------------------------------------------------------------------------

Lifestyle Aggressive 1000
1998                              $12.500000      $11.895710            363.913
--------------------------------------------------------------------------------

Lifestyle Growth 820
1998                              $12.500000      $12.159849           5,302.697
--------------------------------------------------------------------------------

Lifestyle Balanced 640
1998                              $12.500000      $12.282889           6,978.000
--------------------------------------------------------------------------------

Lifestyle Moderate 460
1998                              $12.500000      $12.868825           5,852.516

Lifestyle Conservative 280        $12.500000      $13.175636           2,240.611
--------------------------------------------------------------------------------


* Units under this series of contracts were first credited under the sub-accounts on July 30, 1998.

                                   APPENDIX B

                                  SPECIAL TERMS


         The following terms as used in this Prospectus have the indicated meanings:

         ACCUMULATION UNIT - A unit of measure that is used to calculate the value of the variable portion of the contract before the maturity date.

         ANNUITANT - Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the contract owner names more than one person as an "annuitant," the second person named shall be referred to as "co-annuitant." The "annuitant" and "co-annuitant" will be referred to collectively as "annuitant." The "annuitant" is as designated on the specification page of the contract or certificate, unless changed.

         ANNUITY OPTION - The method you select. At the maturity date, the Company will provide an annuity with payments guaranteed for 10 years and for the lifetime of the annuitant, if the annuitant lives more than 10 years. This will be the annuity option unless changed.

         ANNUITY SERVICE OFFICE - The address of our Annuity Service Office is:
P.O. Box 9230, Boston, Massachusetts 02205-9230.

         ANNUITY UNIT - A unit of measure that is used after the maturity date to calculate variable annuity payments.

         APPLICATION - The document signed by you that serves as your application for an individual contract or participation under a group contract.

         BENEFICIARY - The person, persons or entity entitled to the death benefit under the contract upon the death of a contract owner or, in certain circumstances, an annuitant. The beneficiary is as specified in the contract or certificate specifications page, unless changed. If there is a surviving contract owner, that person will be deemed the beneficiary.

         CERTIFICATE - The document which is issued to you which summarizes your rights and benefits as owner of a participating interest in a group contract.

         CONTRACT ANNIVERSARY - For an individual contract, the anniversary of the contract date. For a group contract, the anniversary of the date of issue of a certificate under the contract.

         CONTRACT APPLICATION - The document signed by you, as Group Holder, that evidences your application for a Contract or, where context requires, the document signed by you, as a prospective owner applying for an individual contract or a certificate evidencing participation in a group contract.

         CONTRACT DATE - The date of issue of the contract.

         CONTRACT VALUE - The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

         CONTRACT YEAR - The period of twelve consecutive months beginning on the contract date or any anniversary thereof.

         DEBT - Any amounts in an owner's loan account plus any accrued loan interest. The loan provision is available only under contracts or certificates issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA.

         DUE PROOF OF DEATH - Due Proof of Death is required upon the death of the contract owner or annuitant, as applicable.

One of the following must be received at our Annuity Service Office within one year of the date of death:

         (a)      A certified copy of a death certificate;
         (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
         (c)      Any other proof satisfactory to us.

Death Benefits will be paid within 7 days of receipt of due proof of death and all required claim forms by our Annuity Service Office.

         FIXED ANNUITY - An annuity option with payments which are predetermined and guaranteed as to dollar amount.

         GENERAL ACCOUNT - All our assets other than assets in separate accounts.

         GROUP HOLDER - The person, persons or entity to whom a group contract is issued.

         INVESTMENT ACCOUNT - An account we establish which represents your interest in an investment option during the Accumulation Period.

         INVESTMENT ACCOUNT VALUE - The value of your allocation to an investment account.

         INVESTMENT OPTIONS - The investment choices available to contract owners. Currently, there are thirty-three variable account investment options and five fixed investment options under the contract.

         LOAN ACCOUNT - The portion of the general account that is used for collateral when a loan is taken.

         MARKET VALUE CHARGE - A charge that may be assessed if amounts are withdrawn or transferred from the three, five or seven year investment options prior to the end of the interest rate guarantee period.

         MATURITY DATE - The date on which annuity benefits commence. The maturity date is the date specified on the contract or certificate specifications page and is generally the first day of the month following the later of the annuitant's 85th birthday or the tenth contract anniversary, unless changed.

         NET PURCHASE PAYMENT - The purchase payment less the amount of premium tax, if any.

         NON-QUALIFIED CONTRACTS - Contracts which are not issued under qualified plans.

         OWNER - In the case of a group contract, the person, persons or entity named in a certificate and entitled to all of the ownership rights under the contract not expressly reserved to the group holder. In the case of an individual contract, the person, persons or entity named in the contract and entitled to all of the ownership rights under the contract. The owner is specified contract or certificate specifications page, unless changed.

         ACCUMULATION AND PAY-OUT PERIODS - The accumulation period is the time (prior to the maturity date) when you make payments to us. The pay-out period is the time (beginning on the maturity date) when we make payments to you.

         PORTFOLIO OR TRUST PORTFOLIO - A separate investment portfolio of the Trust, a mutual fund in which the Variable Account invests, or of any successor mutual fund.

         PURCHASE PAYMENT - An amount you pay to us as consideration for the benefits provided by the contract.

         QUALIFIED CONTRACTS - Contracts issued under qualified plans.

         QUALIFIED PLANS - Retirement plans which receive favorable tax treatment under Section 401, 403, 408, 408A or 457 of the Internal Revenue Code of 1986, as amended.

         SEPARATE ACCOUNT - A segregated account that we establish that is not commingled with our general assets and obligations.

         SUB-ACCOUNT(S) - One or more of the sub-accounts of the Variable Account. Each sub-account is invested in shares of a different Trust portfolio.

         VALUATION DATE - Any date on which the New York Stock Exchange is open for business and the net asset value of a Trust portfolio is determined.

         VALUATION PERIOD - Any period from one valuation date to the next, measured from the time on each such date that the net asset value of each portfolio is determined.

         VARIABLE ACCOUNT - One of our separate accounts that is used to fund the contracts.

         VARIABLE ANNUITY - An annuity option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified sub-accounts.

                                   APPENDIX C

                              STATE PREMIUM TAXES

Premium taxes vary according to the state and are subject to change. In many jurisdictions there is no tax at all. For current information, a tax adviser should be consulted.

                                                              TAX RATE
                                                     ---------------------------
                                                     NON-QUALIFIED     QUALIFIED
STATE                                                  CONTRACTS       CONTRACTS
-----                                                -------------     ---------

CALIFORNIA...........................................     0.50%          2.35%
DISTRICT OF COLUMBIA.................................     2.25%          2.25%
KENTUCKY.............................................     2.00%          2.00%
MAINE................................................     0.00%          2.00%
NEVADA...............................................     0.00%          3.50%
PUERTO RICO..........................................     1.00%          1.00%
SOUTH DAKOTA.........................................     0.00%          1.25%
WEST VIRGINIA........................................     1.00%          1.00%
WYOMING..............................................     0.00%          1.00%


                                   APPENDIX D

                        PENNSYLVANIA MAXIMUM MATURITY AGE

For all contracts issued in Pennsylvania the maximum maturity age based upon the issue age of the annuitant is as follows:

ISSUE AGE                                                  MAXIMUM MATURITY AGE
--------------------------------------------------------------------------------
70 or less                                                        85
--------------------------------------------------------------------------------
  71-75                                                           86
--------------------------------------------------------------------------------
  76-80                                                           88
--------------------------------------------------------------------------------
  81-85                                                           90
--------------------------------------------------------------------------------
  86-90                                                           93
--------------------------------------------------------------------------------
  91-93                                                           96
--------------------------------------------------------------------------------
  94-95                                                           98
--------------------------------------------------------------------------------
  96-97                                                           99
--------------------------------------------------------------------------------
  98-99                                                          101
--------------------------------------------------------------------------------
100-101                                                          102
--------------------------------------------------------------------------------
    102                                                          103
--------------------------------------------------------------------------------
    103                                                          104
--------------------------------------------------------------------------------
    104                                                          105
--------------------------------------------------------------------------------
    105                                                          106
--------------------------------------------------------------------------------

     The annuitant must exercise a settlement annuity option no later than the maximum maturity age stated above. For example, an annuitant who is age 60 at issue must exercise a settlement option prior to age 86. We will use the issue age of the youngest annuitant in the determination of the required settlement option date.

                                   APPENDIX E


                              QUALIFIED PLAN TYPES

         Set forth below are brief descriptions of the types of qualified plans in connection with which we will issue contracts. Persons intending to use the contract in connection with qualified plans should consult their tax advisor.

INDIVIDUAL RETIREMENT ANNUITIES

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. The contract may not, however be used in connection with an "Education IRA" under Section 530 of the Code.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

         Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAS

         Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence.

ROTH IRAS

         Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in certain respects.

         Among the differences are that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be:

         -        made after the owner attains age 59 1/2;

         -        made after the owner's death;

         -        attributable to the owner being disabled; or

         - a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code.

         In addition, distributions from Roth IRAs need not commence when the owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts in order to provide benefits under the plans.

TAX-SHELTERED ANNUITIES

         Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities". Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts.

         Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

         - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

         -        earnings on those contributions, and

         - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of the year beginning before January 1, 1989.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the contract value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

         Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The contract will be issued in connection with a section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the contract.

                                     PART B


                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                  THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                        NORTH AMERICA SEPARATE ACCOUNT A


                                       OF


            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA


                      FLEXIBLE PAYMENT DEFERRED COMBINATION
                      FIXED AND VARIABLE ANNUITY CONTRACTS
                                NON-PARTICIPATING





         This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of North America at the mailing address of the Annuity Service Office, P.O. Box 9230, Boston, Massachusetts 02205-9230 or telephoning (800) 344-1029.

      The date of this Statement of Additional Information is May 1, 1999.



            The Manufacturers Life Insurance Company of North America
                              116 Huntington Avenue
                           Boston, Massachusetts 02116
                                 (617) 266-6008
                                 (800) 344-1029

--------------------------------------------------------------------------------
MRPG.SAI599

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


General Information and History..............................................  3
Performance Data.............................................................  3
Services
       Independent Auditors..................................................  9
       Servicing Agent.......................................................  9
       Principal Underwriter................................................. 10
Financial Statements......................................................... 11

                         GENERAL INFORMATION AND HISTORY

         The Manufacturers Life Insurance Company of North America Separate Account A ("Variable Account") is a separate investment account of The Manufacturers Life Insurance Company of North America ("we" or "us"). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. Our ultimate parent is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, we were a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 NAL and Manulife merged with the combined company retaining the Manulife name.

         On January 20, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and Policyholders as well as regulatory approval.

                                PERFORMANCE DATA

         Each of the sub-accounts may in its advertising and sales materials quote total return figures. The sub-accounts may advertise both "standardized" and "non-standardized" total return figures, although standardized figures will always accompany non-standardized figures. Non-standardized total return figures may be quoted assuming both:

         -     redemption at the end of the time period, and
         -     not assuming redemption at the end of the time period.

Standardized figures include total return figures from:

         - the inception date of the sub-account of the Variable Account which invests in the portfolio, or
         -     ten years, whichever period is shorter.

Non-standardized figures include total return numbers from:

         -     inception date of the portfolio, or
         -     ten years, whichever period is shorter.

         Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods, and where less than ten years, the inception date of the sub-account, in the case of standardized returns, and the inception date of the portfolio, in the case of non-standardized returns. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. The aggregate total return is the percentage change (not annualized) that equates a purchase payment to the market value of such purchase payment on the last day of the period for which such return is calculated. For purposes of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated.

         In calculating standardized return figures, all recurring charges (all asset charges (mortality and expense risk fees, administrative fees, and distribution fees)) are reflected, and the asset charges are reflected in changes in unit values. Standardized total return figures will be quoted assuming redemption at the end of the period. Non-standardized total return figures reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns. Non-standardized total return figures not reflecting redemption at the end of the time period are calculated on the same basis as the standardized returns except that the calculations assume no redemption at the end of the period and do not reflect deduction of the annual contract fee. We believe such non-standardized figures not reflecting redemptions at the end of the time period are useful to owners who wish to assess the performance of an ongoing contract of the size that is meaningful to the individual owner.

         For total return figures quoted for periods prior to the commencement of the offering of the contract, standardized performance data will be the historical performance of the Trust portfolio from the date the applicable sub-account of the Variable Account first became available for investment under other contracts offered by us, adjusted to reflect current contract charges. In the case of non-standardized performance, performance figures will be the historical performance of the Trust portfolio from the inception date of the portfolio (or in the case of the Trust portfolios created in connection with the merger of Manulife Series Fund, Inc.)

                STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
                       CALCULATED AS OF DECEMBER 31, 1998

                                                                            SINCE INCEPTION
                                                                              OR 10 YEARS,            INCEPTION
                                         1 YEAR            5 YEAR         WHICHEVER IS SHORTER          DATE*
TRUST PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets             -5.70%              N/A                -21.44%                01/01/97
----------------------------------------------------------------------------------------------------------------
Science & Technology                     41.76%              N/A                 24.65%                01/01/97
----------------------------------------------------------------------------------------------------------------
International Small Cap                  10.61%              N/A                  6.43%                03/04/96
----------------------------------------------------------------------------------------------------------------
Aggressive Growth                         3.15%              N/A                  0.99%                01/01/97
----------------------------------------------------------------------------------------------------------------
Emerging Small Company                   -1.06%              N/A                  7.59%                01/01/97
----------------------------------------------------------------------------------------------------------------
Mid Cap Growth                           26.88%              N/A                 16.33%                03/04/96
----------------------------------------------------------------------------------------------------------------
Overseas                                  6.74%              N/A                  5.62%                01/09/95
----------------------------------------------------------------------------------------------------------------
International Stock                      13.63%              N/A                  7.41%                01/01/97
----------------------------------------------------------------------------------------------------------------
Mid Cap Blend                             8.18%            16.08%                12.79%+               06/18/85
----------------------------------------------------------------------------------------------------------------
Small Company Value                      -5.81%              N/A                 -8.42%                10/01/97
----------------------------------------------------------------------------------------------------------------
Global Equity                            11.00%             9.61%                 9.49%+               03/18/88
----------------------------------------------------------------------------------------------------------------
Growth                                   22.58%              N/A                 23.20%                07/15/96
----------------------------------------------------------------------------------------------------------------
Large Cap Growth                         17.80%            13.09%                 9.59%                08/03/89
----------------------------------------------------------------------------------------------------------------
Quantitative Equity                      24.96%              N/A                 27.18%                01/01/97
----------------------------------------------------------------------------------------------------------------
Blue Chip                                27.08%            18.55%                13.96%                12/11/92
----------------------------------------------------------------------------------------------------------------
Real Estate Securities                  -17.41%              N/A                 -0.46%                01/01/97
----------------------------------------------------------------------------------------------------------------
Value                                    -2.84%              N/A                  8.37%                01/01/97
----------------------------------------------------------------------------------------------------------------
Growth and Income                        25.13%            21.04%                17.15%                04/23/91
----------------------------------------------------------------------------------------------------------------
Equity-Income                             7.99%            14.91%                14.78%                02/19/93
----------------------------------------------------------------------------------------------------------------
Income & Value                           13.81%            10.50%                 8.38%                08/03/89
----------------------------------------------------------------------------------------------------------------
Balanced                                 12.97%              N/A                 15.13%                01/01/97
----------------------------------------------------------------------------------------------------------------
High Yield                                1.62%              N/A                  6.44%                01/01/97
----------------------------------------------------------------------------------------------------------------
Strategic Bond                            0.17%             6.45%                 6.83%                02/19/93
----------------------------------------------------------------------------------------------------------------
Global Bond                               6.40%             6.57%                 8.10%+               03/18/88
----------------------------------------------------------------------------------------------------------------

                                                                          SINCE INCEPTION
                                                                            OR 10 YEARS,            INCEPTION
TRUST PORTFOLIO                         1 YEAR           5 YEAR         WHICHEVER IS SHORTER          DATE*
-------------------------------------------------------------------------------------------------------------
Investment Quality Bond                  7.51%            5.69%                 5.94%+               06/18/85
--------------------------------------------------------------------------------------------------------------
Diversified Bond                         9.44%            7.67%                 6.83%                08/03/89
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities               6.29%            5.40%                 6.93%+               03/18/88
--------------------------------------------------------------------------------------------------------------
Money Market                             3.90%            3.78%                 4.12%+               06/18/85
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                3.68%             N/A                  6.70%                01/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                     5.01%             N/A                  8.83%                01/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   4.53%             N/A                  8.71%                01/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   8.54%             N/A                 10.59%                01/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280               8.98%             N/A                 10.05%                01/07/97
--------------------------------------------------------------------------------------------------------------

* Inception date of the sub-account of the Variable Account which invests in the portfolio.
+ 10 year average annual return.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
               (ASSUMING REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998

---------------------------------------------------------------------------------------------------------------
                                                                              SINCE INCEPTION
                                                                                OR 10 YEARS,          INCEPTION
TRUST PORTFOLIO                           1 YEAR             5 YEAR         WHICHEVER IS SHORTER         DATE*

Pacific Rim Emerging Markets*             -5.70%               N/A                  -8.31%             10/04/94

Science & Technology                      41.76%               N/A                  24.65%             01/01/97

International Small Cap                   10.61%               N/A                   6.43%             03/04/96

Aggressive Growth                          3.15%               N/A                   0.99%             01/01/97

Emerging Small Company                    -1.06%               N/A                   7.59%             01/01/97

Mid Cap Growth                            26.88%               N/A                  16.33%             03/04/96

Overseas                                   6.74%               N/A                   5.62%             01/09/95

International Stock                       13.63%               N/A                   7.41%             01/01/97

Mid Cap Blend                              8.18%             16.08%                 12.79%             06/18/85

Small Company Value                       -5.81%               N/A                  -8.42%             10/01/97

Global Equity                             11.00%              9.61%                  9.49%+            03/18/88

Growth                                    22.58%               N/A                  23.20%             07/15/96

Large Cap Growth                          17.80%             13.09%                  9.59%             08/03/89

Quantitative Equity*                      24.96%             17.78%                 15.49%+            04/30/87

Blue Chip                                 27.08%             18.55%                 13.96%             12/11/92

Real Estate Securities*                  -17.41%              7.14%                 11.36%+            04/30/87

Value                                     -2.84%               N/A                   8.37%             01/01/97

Growth and Income                         25.13%             21.04%                 17.15%             04/23/91

Equity-Income                              7.99%             14.91%                 14.78%             02/19/93

Income & Value                            13.81%             10.50%                  8.38%             08/03/89

Balanced                                  12.97%               N/A                  15.13%             01/01/97

High Yield                                 1.62%               N/A                   6.44%             01/01/97

Strategic Bond                             0.17%              6.45%                  6.83%             02/19/93

Global Bond                                6.40%              6.57%                  8.10%+            03/18/88
---------------------------------------------------------------------------------------------------------------

                                                                            SINCE INCEPTION
                                                                             OR 10 YEARS,         INCEPTION
TRUST PORTFOLIO                         1 YEAR             5 YEAR        WHICHEVER IS SHORTER        DATE*
------------------------------------------------------------------------------------------------------------
Investment Quality Bond                  7.51%              5.69%                5.94%+            06/18/85
------------------------------------------------------------------------------------------------------------
Diversified Bond                         9.44%              7.67%                6.83%             08/03/89
------------------------------------------------------------------------------------------------------------
U.S. Government Securities               6.29%              5.40%                6.93%+            03/18/88
------------------------------------------------------------------------------------------------------------
Money Market                             3.90%              3.78%                4.12%+            06/18/85
------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                3.68%               N/A                 6.70%             01/07/97
------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                     5.01%               N/A                 8.83%             01/07/97
------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   4.53%               N/A                 8.71%             01/07/97
------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   8.54%               N/A                10.59%             01/07/97
------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280               8.98%               N/A                10.05%             01/07/97
------------------------------------------------------------------------------------------------------------

+ 10 year average annual return.

* Performance for each of these sub-accounts is based upon the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance for each of these sub-accounts is based on the historical performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

              NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN FIGURES
             (ASSUMING NO REDEMPTION AT THE END OF THE TIME PERIOD)
                       CALCULATED AS OF DECEMBER 31, 1998

                                                                            SINCE INCEPTION
                                                                              OR 10 YEARS,         INCEPTION
TRUST PORTFOLIO                          1 YEAR             5 YEAR        WHICHEVER IS SHORTER        DATE*
--------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets*            -5.56%               N/A                 -8.14%            10/04/94
--------------------------------------------------------------------------------------------------------------
Science & Technology                     41.89%               N/A                 24.79%            01/01/97
--------------------------------------------------------------------------------------------------------------
International Small Cap                  10.75%               N/A                  6.57%            03/04/96
--------------------------------------------------------------------------------------------------------------
Aggressive Growth                         3.28%               N/A                  1.13%            01/01/97
--------------------------------------------------------------------------------------------------------------
Emerging Small Company                   -0.92%               N/A                  7.71%            01/01/97
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth                           27.02%               N/A                 16.42%            03/04/96
--------------------------------------------------------------------------------------------------------------
Overseas                                  6.87%               N/A                  5.75%            01/09/95
--------------------------------------------------------------------------------------------------------------
International Stock                      13.77%               N/A                  7.55%            01/01/97
--------------------------------------------------------------------------------------------------------------
Mid Cap Blend                             8.32%             16.19%                12.88%+           06/18/85
--------------------------------------------------------------------------------------------------------------
Small Company Value                      -5.67%               N/A                 -8.20%            10/01/97
--------------------------------------------------------------------------------------------------------------
Global Equity                            11.14%              9.74%                 9.59%+           03/18/88
--------------------------------------------------------------------------------------------------------------
Growth                                   22.72%               N/A                 23.35%            07/15/96
--------------------------------------------------------------------------------------------------------------
Large Cap Growth                         17.94%             13.21%                 9.71%            08/03/89
--------------------------------------------------------------------------------------------------------------
Quantitative Equity*                     25.09%             17.90%                15.58%+           04/30/87
--------------------------------------------------------------------------------------------------------------
Blue Chip                                27.22%             18.66%                14.12%            12/11/92
--------------------------------------------------------------------------------------------------------------
Real Estate Securities*                 -17.28%              7.25%                11.44%+           04/30/87
--------------------------------------------------------------------------------------------------------------
Value                                    -2.70%               N/A                  8.50%            01/01/97
--------------------------------------------------------------------------------------------------------------
Growth and Income                        25.26%             21.15%                17.26%            04/23/91
--------------------------------------------------------------------------------------------------------------
Equity-Income                             8.12%             15.02%                14.89%            02/19/93
--------------------------------------------------------------------------------------------------------------
Income & Value                           13.95%             10.62%                 8.50%            08/03/89
--------------------------------------------------------------------------------------------------------------
Balanced                                 13.11%               N/A                 15.25%            01/01/97
--------------------------------------------------------------------------------------------------------------
High Yield                                1.76%               N/A                  6.57%            01/01/97
--------------------------------------------------------------------------------------------------------------
Strategic Bond                            0.30%              6.57%                 6.95%            02/19/93
--------------------------------------------------------------------------------------------------------------
Global Bond                               6.54%              6.69%                 8.20%+            3/18/88
--------------------------------------------------------------------------------------------------------------

                                                                            SINCE INCEPTION
                                                                              OR 10 YEARS,         INCEPTION
TRUST PORTFOLIO                          1 YEAR            5 YEAR         WHICHEVER IS SHORTER       DATE*
--------------------------------------------------------------------------------------------------------------
Investment Quality Bond                  7.65%              5.82%                 6.05%+             6/18/85
--------------------------------------------------------------------------------------------------------------
Diversified Bond                         9.58%              7.80%                 6.95%             08/03/89
--------------------------------------------------------------------------------------------------------------
U.S. Government Securities               6.42%              5.53%                 7.03%+             3/18/88
--------------------------------------------------------------------------------------------------------------
Money Market                             4.04%              3.91%                 4.23%+             6/18/85
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                3.81%               N/A                  6.84%              1/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                     5.15%               N/A                  8.96%              1/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                   4.67%               N/A                  8.84%              1/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                   8.68%               N/A                 10.72%              1/07/97
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280               9.12%               N/A                 10.18%              1/07/97
--------------------------------------------------------------------------------------------------------------

+ 10 year average annual return.
*Performance for each of these sub-accounts is based upon the historical performance of the portfolio, adjusted to reflect current contract charges. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance for each of these sub-accounts is based on the historical performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

                                    * * * * *

         In addition to the non-standardized returns quoted above, each of the sub-accounts may from time to time quote aggregate non-standardized total returns calculated in the same manner as set forth above for other time periods. From time to time the Trust may include in its advertising and sales literature general discussions of economic theories, including but not limited to, discussions on how demographic and political trends can affect the financial markets. Further, the Trust may also include in its advertising and sales literature specific information on each of the Trust's subadvisers, including but not limited to, research capabilities of a subadviser, assets under management, information relating to other clients of a subadviser, and other generalized information.

                                    SERVICES

INDEPENDENT AUDITORS

         The financial statements of the Company and the Variable Account at December 31, 1998 and 1997 and for the years then ended appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SERVICING AGENT

         Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

         -    daily updates on:
                  -    accumulation unit values

                  -    variable annuity participants and transaction
                  -    agent production and commissions;
         -    semimonthly commission statements;
         - monthly summaries of agent production and daily transaction reports;
         -    semiannual statements for contract owners; and
         -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER

         Manufacturers Securities Services, LLC ("MSS"), the successor to NASL Financial Services, Inc., a Delaware limited liability company controlled by us, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amount of underwriting commissions paid to MSS in 1998 and 1997 was $122,828,714 and $29,615,342 respectively. The aggregate dollar amount of underwriting commissions paid to NASL Financial Services, Inc. in 1997 and 1996 were $75,864,399 and $83,031,288, respectively. MSS did not retain any of these amounts during such periods.

                              FINANCIAL STATEMENTS

                                          AUDITED FINANCIAL STATEMENTS

                                          THE MANUFACTURERS LIFE INSURANCE
                                          COMPANY OF NORTH AMERICA
                                          SEPARATE ACCOUNT A

                                          Years ended December 31, 1998 and 1997

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Audited Financial Statements


                     Years ended December 31, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors............................................... 1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.............................  2
Statements of Operations and Changes in Contract Owners' Equity.............  4
Notes to Financial Statements............................................... 17

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of
   North America Separate Account A


We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of North America Separate Account A of The Manufacturers Life Insurance Company of North America as of December 31, 1998, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of North America Separate Account A at December 31, 1998, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended in conformity with generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
February 15, 1999

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1998

ASSETS
   Investments at market value:
     Sub-accounts held by Manufacturers Investment Trust:
       Equity Portfolio--70,153,843 shares (cost $1,394,262,193)                                  $1,366,596,869
       Investment Quality Bond Portfolio--17,255,422 shares (cost
         $205,380,597)                                                                               215,002,564
       Growth and Income Portfolio--72,412,451 shares (cost
         $1,437,245,539)                                                                           2,058,685,981
       Blue Chip Growth Portfolio--51,932,822 shares (cost $761,642,611)
                                                                                                     982,569,000
       Money Market Portfolio--46,650,864 shares (cost $466,508,635)                                 466,508,635
       Global Equity Portfolio--41,770,878 shares (cost $729,838,802)                                851,290,500
       Global Government Bond Portfolio--13,584,129 shares (cost
         $182,025,319)                                                                               186,510,088
       U.S. Government Securities Portfolio--17,162,813 shares (cost
         $228,158,658)                                                                               237,190,082
       Conservative Asset Allocation Portfolio--15,687,564 shares (cost
         $171,934,308)                                                                               185,583,876
       Moderate Asset Allocation Portfolio--43,423,370 shares (cost
         $501,927,612)                                                                               579,267,762
       Aggressive Asset Allocation Portfolio--15,637,643 shares (cost
         $196,854,791)                                                                               238,630,437
       Equity-Income Portfolio--50,117,795 shares (cost $763,489,488)                                891,094,394
       Strategic Bond Portfolio--25,678,995 shares (cost $302,571,752)                               300,957,827
       International Growth and Income Portfolio--17,023,984 shares
         (cost $188,871,120)                                                                         192,711,494
       Growth Portfolio--10,975,313 shares (cost $187,150,428)                                       224,993,924
       Small/Mid Cap Portfolio--17,539,949 shares (cost $272,381,577)                                346,764,786
       International Small Cap Portfolio--6,868,968 shares (cost
         $98,967,859)                                                                                104,957,831
       Pacific Rim Emerging Markets Portfolio--1,688,201 shares (cost
         $10,920,142)                                                                                 11,530,410
       Science & Technology Portfolio--7,007,642 shares (cost
         $107,208,623)                                                                               136,789,175
       Emerging Small Company Trust Portfolio--2,289,074 shares (cost
         $52,526,543)                                                                                 54,525,739
       Pilgrim Baxter Growth Portfolio--4,510,511 shares (cost
         $54,865,363)                                                                                 58,817,062
       International Stock Portfolio--4,275,981 shares (cost
         $53,456,822)                                                                                 55,502,238
       Worldwide Growth Portfolio--2,249,703 shares (cost $32,559,587)
                                                                                                      34,082,996
       Quantitative Equity Portfolio--2,680,476 shares (cost
         $60,144,014)                                                                                 67,601,598
       Value Trust  Portfolio--10,014,905 shares (cost $150,703,384)                                 140,809,560

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

           Statement of Assets and Contract Owners' Equity (continued)

                                December 31, 1998

ASSETS (CONTINUED)
   Investments at market value (continued):
     Sub-accounts held by Manufacturers Investment Trust (continued):
       Real Estate Securities Portfolio--2,593,566 shares (cost
         $45,937,873)                                                                           $     38,306,963
       Balanced Portfolio--3,854,279 shares (cost $72,418,904)                                        74,773,004
       High Yield Portfolio--9,662,687 shares (cost $132,336,671)                                    124,841,912
       Capital Growth Bond Portfolio--902,029 shares (cost $10,637,950)
                                                                                                      10,905,528
       Lifestyle Aggressive 1000 Portfolio--4,396,045 shares (cost
         $58,684,265)                                                                                 58,863,042
       Lifestyle Growth 820 Portfolio--21,338,547 shares (cost
         $290,633,031)                                                                               294,045,173
       Lifestyle Balanced 640 Portfolio--22,715,975 shares (cost
         $304,652,511)                                                                               306,438,509
       Lifestyle Moderate 460 Portfolio--8,322,504 shares (cost
         $111,615,746)                                                                               115,766,034
       Lifestyle Conservative 280 Portfolio--4,887,132 shares (cost
         $63,505,234)                                                                                 66,122,902
       Small Company Value Portfolio--5,725,189 shares (cost
         $67,847,667)                                                                                 65,095,402
     Sub-accounts held by Merrill Lynch Variable Series Funds, Inc.:
       Basic Value Focus Portfolio--230,973 shares (cost $3,304,521)                                   3,383,761
       Developing Capital Markets Focus Portfolio--37,559 shares (cost
         $277,352)                                                                                       241,128
       Special Value Focus Portfolio--63,893 shares (cost $1,329,010)                                  1,274,025
                                                                                              ------------------

Total assets                                                                                     $11,149,032,211
                                                                                              ==================


CONTRACT OWNERS' EQUITY
Variable annuity contracts                                                                       $11,134,609,842
Annuity reserves                                                                                      14,422,369
                                                                                              ------------------

Total contract owners' equity                                                                    $11,149,032,211
                                                                                              ==================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity


                                                                                  SUB-ACCOUNT
                                  ----------------------------------------------------------------------------------------------
                                                 EQUITY                 INVESTMENT QUALITY BOND            GROWTH AND INCOME
                                  ----------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                         1998              1997           1998            1997           1998             1997
                                  ----------------------------------------------------------------------------------------------

Income:
   Dividends                        $262,896,468       $239,269,167   $ 9,380,173     $ 9,576,201    $104,185,784     $73,308,031

Expenses:
    Mortality and expense risk
       and administrative charges     19,254,747         18,590,890     2,619,222       2,055,365      24,518,612      17,452,904
                                  -----------------------------------------------------------------------------------------------
Net investment income (loss)         243,641,721        220,678,277     6,760,951       7,520,836      79,667,172      55,855,127

Net realized gain (loss)              31,286,927         71,678,786     3,524,700       1,351,339     120,361,648      58,828,368
Unrealized appreciation
    (depreciation) during the
    period                          (174,185,950)       (85,271,449)    2,142,373       2,582,281     182,367,957     202,291,723
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                       100,742,698        207,085,614    12,428,024      11,454,456     382,396,777     316,975,218

Changes from principal
    transactions:
       Purchase payments              94,757,279        118,050,368    34,025,800      22,380,599     248,202,994     195,949,225
       Transfers between sub-
           accounts and the
           Company                   (73,281,664)      (119,918,534)   27,481,604      (4,673,249)    109,065,836      74,410,407
       Withdrawals                  (127,824,175)       (90,755,116)  (18,664,400)    (14,678,287)   (142,936,147)    (86,137,166)
       Annual contract fee              (627,094)          (659,929)      (56,911)        (56,865)       (612,633)       (502,835)
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions          (106,975,654)       (93,283,212)   42,786,093       2,972,198     213,720,050     183,719,631
                                  -----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity           (6,232,956)       113,802,403    55,214,117      14,426,654     596,116,827     500,694,849
Contract owners' equity at
    beginning of period            1,372,829,825      1,259,027,422   159,788,447     145,361,793   1,462,569,154     961,874,305
                                  -----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                     $1,366,596,869     $1,372,829,825  $215,002,564    $159,788,447  $2,058,685,981  $1,462,569,154
                                  ===============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                       ------------------------------------------------------------------------------------------
                                            BLUE CHIP GROWTH                  MONEY MARKET                       GLOBAL EQUITY
                                       ------------------------------------------------------------------------------------------
                                          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                           1998             1997           1998             1997          1998            1997
                                       ------------------------------------------------------------------------------------------
Income:
   Dividends                             $13,929,066     $71,469,602    $21,461,471    $17,013,261    $59,603,230     $68,544,055

Expenses:
    Mortality and expense risk
       and administrative charges         10,658,625       7,222,500      6,194,641      4,845,927     12,014,172      10,725,251
                                      -------------------------------------------------------------------------------------------
Net investment income (loss)               3,270,441      64,247,102     15,266,830     12,167,334     47,589,058      57,818,804

Net realized gain (loss)                  61,124,930      32,146,244        192,043       (42,506)     27,283,864      23,088,990
Unrealized appreciation
    (depreciation) during the
    period                               123,565,136      13,739,445                                    6,192,769      49,786,950
                                      -------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                           187,960,507     110,132,791     15,458,873     12,124,828     81,065,691     130,694,744

Changes from principal transactions:
       Purchase payments                 142,511,048     103,821,671    280,358,533    275,133,419     61,937,777      66,651,712
       Transfers between sub-
           accounts and the
           Company                        70,636,247      52,434,431    (41,216,927)  (165,452,428)   (27,166,058)    (18,665,979)
       Withdrawals                       (50,972,213)    (30,741,388)  (115,055,612)   (90,042,016)   (71,777,066)    (55,723,933)
       Annual contract fee                  (266,440)       (209,155)      (111,391)      (103,157)      (372,022)       (383,153)
                                      -------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions               161,908,642     125,305,559    123,974,603     19,535,818    (37,377,369)     (8,121,353)
                                      -------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity              349,869,149     235,438,350    139,433,476     31,660,646     43,688,322     122,573,391
Contract owners' equity at
    beginning of period                  632,699,851     397,261,501    327,075,159    295,414,513    807,602,178     685,028,787
                                      -------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                           $982,569,000    $632,699,851   $466,508,635   $327,075,159   $851,290,500    $807,602,178
                                      ===========================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                                  SUB-ACCOUNT
                                    -----------------------------------------------------------------------------------------------
                                         GLOBAL GOVERNMENT BOND       U.S. GOVERNMENT SECURITIES      CONSERVATIVE ASSET ALLOCATION
                                    -----------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,
                                            1998           1997           1998             1997           1998             1997
                                    ------------------------------------------------------------------------------------------------
Income:
   Dividends                             $18,973,842     $19,326,548     $ 9,103,890     $11,671,420    $17,570,424     $17,400,745
Expenses:
    Mortality and expense risk
       and administrative charges          2,750,057       3,118,976       2,945,305       2,556,850      2,625,650       2,741,328
                                     ----------------------------------------------------------------------------------------------
Net investment income (loss)              16,223,785      16,207,572       6,158,585       9,114,570     14,944,774      14,659,417

Net realized gain (loss)                     898,854         439,716       4,428,098        (527,162)     3,497,458       3,400,777
Unrealized appreciation
    (depreciation) during the
    period                                (5,780,204)    (14,053,773)      1,035,564       3,410,682     (1,878,860)         31,815
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                            11,342,435       2,593,515      11,622,247      11,998,090     16,563,372      18,092,009

Changes from principal
    transactions:
       Purchase payments                   9,584,824      14,851,627      40,913,770      35,382,893      7,937,011       8,346,286
       Transfers between sub-
           accounts and the
           Company                       (21,994,571)    (31,446,736)     19,072,298     (25,230,072)    (6,943,504)     (3,474,315)
       Withdrawals                       (18,770,928)    (19,532,235)    (23,285,802)    (20,453,897)   (26,555,234)    (28,533,376)
       Annual contract fee                   (77,219)        (97,030)        (66,701)        (70,092)       (92,857)       (108,689)
                                     ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions               (31,257,894)    (36,224,374)     36,633,565      (10,371,168)   (25,654,584)   (23,770,094)
                                     ----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity              (19,915,459)     (33,630,859  )  48,255,812        1,626,922    (9,091,212)     (5,678,085)
Contract owners' equity at
    beginning of period                  206,425,547      240,056,406    188,934,270      187,307,348    194,675,088    200,353,173
                                     ----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                           $186,510,088     $206,425,547   $237,190,082     $188,934,270   $185,583,876   $194,675,088
                                     ==============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                                  SUB-ACCOUNT
                                  ----------------------------------------------------------------------------------------------
                                       MODERATE ASSET ALLOCATION          AGGRESSIVE ASSET ALLOCATION        EQUITY INCOME
                                  ----------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                      1998            1997             1998             1997             1998            1997
                                  ----------------------------------------------------------------------------------------------

Income:
   Dividends                       $64,146,035    $58,267,634      $26,290,872      $20,896,965      $50,288,949     $78,618,574

Expenses:
    Mortality and expense risk
       and administrative charges    8,092,103      8,189,303        3,191,540        3,066,563       12,044,210       9,490,476
                                  ----------------------------------------------------------------------------------------------
Net investment income (loss)        56,053,932     50,078,331       23,099,332       17,830,402       38,244,739      69,128,098

Net realized gain (loss)            14,458,530     20,924,486        9,700,147        8,142,652       45,466,323      27,303,367
Unrealized appreciation
    (depreciation) during the
    period                           2,472,822      6,583,533        3,631,032        8,717,054      (23,107,903)     66,190,180
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                      72,985,284     77,586,350       36,430,511       34,690,108       60,603,159     162,621,645

Changes from principal
    transactions:
       Purchase payments            18,958,426     21,885,718       10,964,443       12,256,277      103,523,597     104,660,103
       Transfers between sub-
           accounts and the
           Company                 (17,040,289)   (54,800,932)      (5,795,331)     (15,819,095)     (18,384,431)      45,522,432
       Withdrawals                 (71,094,567)   (67,053,011)     (24,226,715)     (21,820,832)     (60,748,536)    (39,782,767)
       Annual contract fee            (329,687)      (376,642)        (156,682)        (174,213)        (292,490)       (264,381)
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions         (69,506,117)  (100,344,867)     (19,214,285)     (25,557,863)      24,098,140      110,135,387
                                  -----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity          3,479,167    (22,758,517)      17,216,226        9,132,245       84,701,299     272,757,032
Contract owners' equity at
    beginning of period            575,788,595    598,547,112      221,414,211      212,281,966      806,393,095     533,636,063
                                  ----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                     $579,267,762   $575,788,595     $238,630,437     $221,414,211     $891,094,394    $806,393,095
                                  ==============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                            SUB-ACCOUNT
                                  ----------------------------------------------------------------------------------------------
                                                                             INTERNATIONAL
                                         STRATEGIC BOND                    GROWTH AND INCOME                      GROWTH
                                  ----------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                       1998              1997         1998             1997             1998            1997
                                  ----------------------------- ----------------------------------------------------------------

Income:
   Dividends                         $19,762,976     $13,993,910   $10,783,616      $10,918,983      $ 6,498,283        $  2,064

Expenses:
    Mortality and expense risk
       and administrative charges      4,220,177       3,393,458     2,772,206        2,671,634        2,460,324       1,315,949
                                  ----------------------------------------------------------------------------------------------
Net investment income (loss)          15,542,799      10,600,452     8,011,410        8,247,349        4,037,959      (1,313,885)

Net realized gain (loss)               5,827,370       6,548,108    (4,242,482)       6,276,433        7,868,700       3,969,308
Unrealized appreciation
    (depreciation) during the
    period                           (22,293,148)      4,322,181     6,890,254      (17,080,972)      23,267,491      13,523,093
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                          (922,979)     21,470,741    10,659,182       (2,557,190)      35,174,150      16,178,516

Changes from principal
    transactions:
       Purchase payments              59,587,164      61,132,738    22,213,738       34,462,322       46,724,068      42,821,722
       Transfers between sub-
           accounts and the
           Company                   (16,016,161)     16,015,847    (9,290,437)     (12,884,732)      20,642,796      22,684,133
       Withdrawals                   (21,651,946)    (15,800,829)  (13,365,800)     (10,478,961)      (9,558,754)     (3,950,420)
       Annual contract fee               (81,880)        (74,181)      (72,465)         (76,258)         (54,268)        (28,627)
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions            21,837,177      61,273,575      (514,964)      11,022,371       57,753,842      61,526,808
                                  ----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity           20,914,198      82,744,316    10,144,218        8,465,181       92,927,992      77,705,324
Contract owners' equity at
    beginning of period              280,043,629     197,299,313   182,567,276      174,102,095      132,065,932      54,360,608
                                  ----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                       $300,957,827    $280,043,629  $192,711,494     $182,567,276     $224,993,924    $132,065,932
                                  ==============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                  -------------------------------------------------------------------------------------------------
                                           SMALL/MID CAP                INTERNATIONAL SMALL CAP        PACIFIC RIM EMERGING MARKETS
                                  -------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                         1998           1997           1998              1997            1998             1997
                                  -------------------------------------------------------------------------------------------------
Income:
   Dividends                                                         $ 336,534        $  51,091                        $  24,903

Expenses:
    Mortality and expense risk

       and administrative charges      $3,976,254     $2,776,348     1,517,775        1,495,775        $ 137,686          63,490
                                      ------------------------------------------------------------------------------------------
Net investment income (loss)           (3,976,254)    (2,776,348)   (1,181,241)      (1,444,684)        (137,686)        (38,587)

Net realized gain (loss)               20,349,494      5,544,039     6,105,663        3,758,747       (2,090,591)     (1,283,209)
Unrealized appreciation
    (depreciation) during the
    period                             51,762,373     19,443,445     5,595,158       (3,090,673)       1,949,020      (1,338,752)
                                       -----------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                         68,135,613     22,211,136    10,519,580         (776,610)        (279,257)     (2,660,548)

Changes from principal transactions:
       Purchase payments               46,950,104     53,732,677    11,129,043        25,874,645       3,553,787       5,401,201
       Transfers between sub-
           accounts and the
           Company                      8,700,217     10,377,888   (11,727,965)       (9,494,657)      1,253,352       4,903,144
       Withdrawals                    (17,277,732)    (9,275,089)   (6,285,382)       (5,113,149)       (497,351)       (139,755)
       Annual contract fee               (102,955)       (79,115)      (42,473)          (41,050)         (3,324)           (839)
                                     -------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions             38,269,634     54,756,361    (6,926,777)       11,225,789       4,306,464      10,163,751
                                     -------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity           106,405,247     76,967,497     3,592,803        10,449,179       4,027,207       7,503,203
Contract owners' equity at
    beginning of period               240,359,539    163,392,042   101,365,028        90,915,849       7,503,203
                                     -------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                        $346,764,786   $240,359,539  $104,957,831      $101,365,028     $11,530,410      $7,503,203
                                     ===========================================================================================




See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                             SUB-ACCOUNT
                                        ---------------------------------------------------------------------------------------
                                                                         EMERGING SMALL COMPANY
                                         SCIENCE AND TECHNOLOGY                TRUST                     PILGRIM BAXTER GROWTH
                                        ---------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31
                                            1998             1997         1998           1997             1998             1997
                                        ---------------------------------------------------------------------------------------

Income:
   Dividends                                              $ 873,736     $ 606,644
Expenses:
    Mortality and expense risk
       and administrative charges        $ 1,202,138        397,473       644,336     $ 244,267        $ 725,112        $378,926
                                         ---------------------------------------------------------------------------------------
Net investment income (loss)             (1,202,138)        476,263      (37,692)     (244,267)        (725,112)       (378,926)

Net realized gain (loss)                   2,838,592        862,369     (840,697)     1,689,252          302,011         (4,272)
Unrealized appreciation
    (depreciation) during the
    period                                32,860,184    (3,279,632)       754,323     1,244,873        2,526,128       1,425,571
                                         ---------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                            34,496,638    (1,941,000)     (124,066)     2,689,858        2,103,027       1,042,373

Changes from principal transactions:
       Purchase payments                  34,212,705     28,700,891    16,370,893    16,793,570       12,805,688      24,174,018
       Transfers between sub-
           accounts and the
           Company                        16,789,653     29,505,144       532,221    21,563,046          514,103      21,686,668
       Withdrawals                       (4,130,388)      (811,869)   (2,520,170)     (763,760)      (2,807,192)       (678,547)
       Annual contract fee                  (26,696)        (5,903)      (12,785)       (3,068)         (17,850)         (5,226)
                                         ---------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions                46,845,274     57,388,263    14,370,159    37,589,788       10,494,749      45,176,913
                                         ---------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity               81,341,912     55,447,263    14,246,093    40,279,646       12,597,776      46,219,286
Contract owners' equity at
    beginning of period                   55,447,263              0    40,279,646             0       46,219,286               0
                                         ---------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                           $136,789,175    $55,447,263   $54,525,739   $40,279,646     $ 58,817,062     $46,219,286
                                        =========================================================================================


See accompanying notes.

Effective November 1, 1998, the Emerging Growth Sub-Account was renamed Emerging Small Company Trust through a vote of the Board of Directors.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                          SUB-ACCOUNT
                                  ---------------------------------------------------------------------------------------------
                                    INTERNATIONAL STOCK                  WORLDWIDE GROWTH                QUANTITATIVE EQUITY
                                  ---------------------------------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31,
                                   1998              1997              1998             1997             1998            1997
                                  ---------------------------------------------------------------------------------------------
Income:
   Dividends                         $ 862,935      $ 502,025        $ 172,999        $ 171,241      $ 4,541,776

Expenses:
    Mortality and expense risk
       and administrative charges      674,016        273,695          395,448          135,977          640,582       $ 137,434
                                  ----------------------------------------------------------------------------------------------
Net investment income (loss)           188,919        228,330         (222,449)           35,264        3,901,194        (137,434)

Net realized gain (loss)             2,364,955        215,723          525,371          227,718          449,434         358,162
Unrealized appreciation
    (depreciation) during the
    period                           3,503,979     (1,458,563)       1,343,334          180,075        6,170,135       1,287,449
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                       6,057,853     (1,014,510)       1,646,256          443,057       10,520,763       1,508,177

Changes from principal
    transactions:
       Purchase payments            13,225,216     19,620,377       11,495,901       11,388,148       20,771,816      11,381,942
       Transfers between sub-
           accounts and the
           Company                   2,851,294     17,915,598        2,347,570        8,324,039       12,619,124      13,657,744
       Withdrawals                  (2,491,971)      (646,006)      (1,286,241)        (267,075)      (2,437,925)        (405,906)
       Annual contract fee             (13,680)        (1,933)          (7,427)          (1,232)         (11,798)          (2,339)
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions          13,570,859     36,888,036       12,549,803       19,443,880       30,941,217      24,631,441
                                  -----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity         19,628,712     35,873,526       14,196,059       19,886,937       41,461,980      26,139,618
Contract owners' equity at
    beginning of period             35,873,526                      19,886,937                        26,139,618
                                  -----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                      $55,502,238    $35,873,526      $34,082,996      $19,886,937      $67,601,598     $26,139,618
                                  =============================================================================================-


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                          SUB-ACCOUNT
                                  ---------------------------------------------------------------------------------------------
                                              VALUE TRUST            REAL ESTATE SECURITIES                    BALANCED
                                  ---------------------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                       1998            1997            1998             1997             1998            1997
                                  ---------------------------------------------------------------------------------------------
Income:
   Dividends                       $ 4,638,914    $ 2,689,347      $ 4,863,628                       $ 4,362,693

Expenses:
    Mortality and expense risk
       and administrative charges    1,782,489        486,817          550,805        $ 228,065          638,257       $ 150,866
                                  ----------------------------------------------------------------------------------------------
Net investment income (loss)         2,856,425      2,202,530        4,312,823        (228,065)        3,724,436        (150,866)

Net realized gain (loss)             1,138,053        541,216        (902,342)          295,630          247,184         256,879
Unrealized appreciation
    (depreciation) during the
    period                        (10,157,046)        263,222     (10,990,491)        3,359,581        1,131,212       1,222,888
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                     (6,162,568)      3,006,968      (7,580,010)        3,427,146        5,102,832       1,328,901

Changes from principal
    transactions:
       Purchase payments            49,908,355     48,382,252       11,906,485       13,091,725       26,732,376      15,888,339
       Transfers between sub-
           accounts and the
           Company                  14,640,406     37,456,120        2,566,730       18,128,028       22,894,698       5,629,987
       Withdrawals                  (5,344,005)    (1,043,743)      (2,469,360)        (749,394)      (2,463,299)        (330,644)
       Annual contract fee             (29,966)        (4,259)         (10,774)          (3,613)          (9,365)            (821)
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions          59,174,790     84,790,370       11,993,081       30,466,746       47,154,410       21,186,861
                                  -----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity         53,012,222     87,797,338        4,413,071       33,893,892       52,257,242       22,515,762
Contract owners' equity at
    beginning of period             87,797,338                      33,893,892                        22,515,762
                                  -----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                     $140,809,560    $87,797,338      $38,306,963      $33,893,892      $74,773,004      $22,515,762
                                  ===============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                                  SUB-ACCOUNT
                                       --------------------------------------------------------------------------------------------
                                               HIGH YIELD                    CAPITAL GROWTH BOND         LIFESTYLE AGGRESSIVE 1000
                                       --------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,          YEAR ENDED DECEMBER 31
                                         1998              1997             1998          1997           1998             1997
                                       --------------------------------------------------------------------------------------------

Income:
   Dividends                             $ 8,887,481    $ 2,135,102      $ 264,547                   $ 2,636,383       $ 237,194

Expenses:
    Mortality and expense risk
       and administrative charges          1,432,205        331,892         95,375       $ 23,398        723,027         269,924
                                       -----------------------------------------------------------------------------------------
Net investment income (loss)               7,455,276      1,803,210        169,172       (23,398)      1,913,356        (32,730)

Net realized gain (loss)                     308,573        490,122        135,919         64,894        809,716         351,951
Unrealized appreciation
    (depreciation) during the
    period                                (7,507,180)         12,421        156,238        111,340    (1,147,651)       1,326,428
                                       -----------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                               256,669      2,305,753        461,329        152,836      1,575,421       1,645,649

Changes from principal transactions:
       Purchase payments                  57,459,954     34,480,584      3,886,790      2,378,537     21,969,123      27,666,649
       Transfers between sub-
           accounts and the
           Company                        15,683,299     21,582,628      3,612,080        677,347     (1,521,360)     11,510,544
       Withdrawals                        (5,903,448)    (1,003,593)      (227,645)       (34,729)    (3,165,862)       (788,594)
       Annual contract fee                   (17,792)        (2,142)          (891)          (126)       (25,491)         (3,037)
                                        ----------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions                67,222,013     55,057,477      7,270,334      3,021,029     17,256,410      38,385,562
                                        ----------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity               67,478,682     57,363,230      7,731,663      3,173,865     18,831,831      40,031,211
Contract owners' equity at
    beginning of period                   57,363,230                     3,173,865                    40,031,211
                                        ----------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                           $124,841,912    $57,363,230    $10,905,528     $3,173,865    $58,863,042     $40,031,211
                                        ========================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                              SUB-ACCOUNT
                                    ---------------------------------------------------------------------------------------------
                                          LIFESTYLE GROWTH 820              LIFESTYLE BALANCED 640         LIFESTYLE MODERATE 460
                                    ----------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                         1998           1997             1998             1997             1998            1997
                                    ---------------------------------------------------------------------------------------------
Income:
   Dividends                          $14,111,619   $ 1,919,754      $13,670,797     $ 2,096,508      $ 3,839,085       $ 683,968

Expenses:
    Mortality and expense risk
       and administrative charges       3,455,069     1,182,975        3,423,557         769,100        1,151,712         270,936
                                  -----------------------------------------------------------------------------------------------
Net investment income (loss)           10,656,550       736,779       10,247,240       1,127,408        2,673,373         413,032

Net realized gain (loss)                2,139,936       701,940        1,544,172         405,934          878,683         188,826
Unrealized appreciation
    (depreciation) during the
    period                             (2,785,080)    6,197,222       (3,124,500)       4,910,498        2,974,288       1,176,000
                                  -----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                         10,011,406     7,635,941        8,666,912       6,443,840        6,540,344       1,777,858

Changes from principal
    transactions:
       Purchase payments              110,072,582   124,787,100      136,038,997     109,585,494       54,357,743      34,707,149
       Transfers between sub-
           accounts and the
           Company                      5,245,489    49,397,612       14,223,902      47,685,861       14,002,683       8,719,380
       Withdrawals                    (10,385,720)   (2,638,434)     (12,460,337)     (3,689,366)      (3,921,846)       (402,607)
       Annual contract fee                (72,269)       (8,534)         (51,951)         (4,843)         (13,485)         (1,185)
                                  ----------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions            104,860,082   171,537,744      137,750,611     153,577,146       64,425,095      43,022,737
                                  -----------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity           114,871,488   179,173,685      146,417,523     160,020,986       70,965,439      44,800,595
Contract owners' equity at
    beginning of period               179,173,685                    160,020,986                       44,800,595
                                  -----------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                        $294,045,173  $179,173,685     $306,438,509    $160,020,986     $115,766,034     $44,800,595
                                  ===============================================================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)


                                                                                SUB-ACCOUNT
                                       -----------------------------------------------------------------------------------------
                                          LIFESTYLE CONSERVATIVE 280       SMALL COMPANY VALUE (2)       BASIC VALUE FOCUS (3)
                                       -----------------------------------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,       PERIOD ENDED DECEMBER 31,     PERIOD ENDED DECEMBER 31,
                                            1998              1997         1998             1997           1998            1997
                                       -----------------------------------------------------------------------------------------
Income:
   Dividends                             $ 1,713,067      $ 259,709      $  19,377                       $  53,970

Expenses:
    Mortality and expense risk
       and administrative charges            556,830        100,989        606,307        $  35,127         21,001        $  324
                                      ------------------------------------------------------------------------------------------
Net investment income (loss)               1,156,237        158,720      (586,930)         (35,127)         32,969          (324)

Net realized gain (loss)                     271,648          1,381      (582,960)            (220)       (18,194)         4,325
Unrealized appreciation
    (depreciation) during the
    period                                 2,119,282        498,386    (2,538,730)        (213,535)         80,592        (1,352)
                                      ------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                             3,547,167        658,487    (3,708,620)        (248,882)         95,367         2,649

Changes from principal transactions:
       Purchase payments                  33,166,004     13,240,905     28,591,491        4,592,023      2,636,532       306,338
       Transfers between sub-
           accounts and the
           Company                        14,381,167      3,508,965     25,105,906       12,576,387        331,091        38,957
       Withdrawals                       (2,280,020)       (94,919)    (1,762,784)         (41,086)       (27,056)           (25)
       Annual contract fee                   (4,485)          (369)        (8,494)            (539)           (92)             0
                                      ------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions                45,262,666     16,654,582     51,926,119       17,126,785      2,940,475       345,270
                                      ------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity               48,809,833     17,313,069     48,217,499       16,877,903      3,035,842       347,919
Contract owners' equity at
    beginning of period                   17,313,069                    16,877,903                         347,919             0
                                      ------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                            $66,122,902    $17,313,069    $65,095,402      $16,877,903     $3,383,761      $347,919
                                      =========================================================================================-

(2) From commencement of operations October 1, 1997.
(3) From commencement of operations October 13, 1997.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                Statements of Operations and Changes in Contract
                           Owners' Equity (continued)

                                                                              SUB-ACCOUNT
                                       --------------------------------------------------------------------------------------------
                                         DEVELOPING CAPITAL MARKETS
                                                 FOCUS (3)               SPECIAL VALUE FOCUS (3)                  TOTAL
                                       --------------------------------------------------------------------------------------------
                                            YEAR ENDED DECEMBER 31,     PERIOD ENDED DECEMBER 31,        PERIOD ENDED DECEMBER 31,
                                               1998        1997            1998            1997           1998             1997
                                       --------------------------------------------------------------------------------------------
Income:
   Dividends                                 $   388                    $  57,259                      $760,515,175    $721,921,738

Expenses:
    Mortality and expense risk
       and administrative charges              1,933       $  54           10,495         $  315       140,724,000     107,391,541
                                       --------------------------------------------------------------------------------------------
Net investment income (loss)                 (1,545)        (54)           46,764           (315)       619,791,175     614,530,197

Net realized gain (loss)                     (7,758)     (9,818)         (77,295)           (891)       367,566,677     278,189,604
Unrealized appreciation
    (depreciation) during the
    period                                  (46,006)       9,782         (50,244)         (4,741)       198,898,651     288,054,676
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    operations                              (55,309)        (90)         (80,775)         (5,947)     1,186,256,503   1,180,774,477

Changes from principal transactions:
       Purchase payments                     279,236      12,381        1,000,154         199,113     1,890,721,447   1,744,172,738
       Transfers between sub-
           accounts and the
           Company                          (12,556)      19,497          117,665          54,768       174,920,177      94,125,873
       Withdrawals                           (2,025)                     (10,841)            (36)     (886,646,495)   (624,402,560)
       Annual contract fee                       (6)                         (76)                       (3,754,865)     (3,355,380)
                                       --------------------------------------------------------------------------------------------
Net increase (decrease) in
    contract owners' equity from
    principal transactions                   264,649      31,878        1,106,902         253,845     1,175,240,264   1,210,540,671
                                       --------------------------------------------------------------------------------------------

Total increase (decrease) in
    contract owners' equity                  209,340      31,788        1,026,127         247,898     2,361,496,767   2,391,315,148
Contract owners' equity at
    beginning of period                       31,788                      247,898                     8,787,535,444   6,396,220,296
                                       --------------------------------------------------------------------------------------------

Contract owners' equity at end
    of period                               $241,128     $31,788       $1,274,025        $247,898   $11,149,032,211  $8,787,535,444
                                       ============================================================================================

(3) From commencement of operations October 13, 1997.

See accompanying notes.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                          Notes to Financial Statements

                                December 31, 1998


1.  ORGANIZATION

The Manufacturers Life Insurance Company of North America Separate Account A (the Account) is a separate account established by The Manufacturers Life Insurance Company of North America (the Company). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in thirty-five sub-accounts of Manufacturers Investment Trust (the Trust) and three subaccounts of Merrill Lynch Variable Series Funds, Inc. The Account is a funding vehicle for variable annuity contracts (the Contracts) issued by the Company. The Account includes seventeen contracts, distinguished principally by the level of expenses and surrender charges. These seventeen contracts are as follows: Venture Variable Annuity 1, 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26 and 27 (VEN 1, 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26 and 27),
Venture Vantage Annuity (VTG20), Venture Vision Variable Annuity 5 and 25 (VIS 5 and 25) and Venture No-load Rollover Annuity (MRP). The Company is a wholly-owned subsidiary of Manulife Wood Logan Holding Company, Inc. (MWL) MWL holds all the outstanding shares of the Company and Wood Logan Associates, Inc. (Wood Logan). The Manufacturers Life Insurance Company (MLI) owns all Class A shares of MWL, representing 85% of the voting shares of MWL. Certain employees of Wood Logan own all Class B shares, which represent the remaining 15% voting interest in MWL.

On October 1, 1997, the new sub-account, Small Company Value, commenced operations.

On October 13, 1997, an agreement was entered into with Merrill Lynch Variable Series Funds, Inc. For contracts purchased through Merrill Lynch brokers, contract owners of the Account have an additional three portfolios available as investment options - Basic Value Focus, Developing Capital Markets Focus and Special Value Focus portfolios.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Annuity reserves are computed for contracts under which periodic benefit payments are being made according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


3.  AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Account are performed by the Company. The Company had an underwriting agreement with its wholly-owned subsidiary, NASL Financial Services, Inc. (NASL Financial). NASL Financial had an agreement with Wood Logan to promote the sale of annuity contracts. On October 1, 1997, NASL Financial ceased operations, and certain assets and liabilities of NASL Financial were contributed to form a new company, Manufacturers Securities Services LLC (MSS), for a 99.9% ownership interest by MNA. MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of annuity contracts. Certain officers of the Account are officers and directors of the Company or the Trust.

4.  CONTRACT CHARGES

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. An annual administrative fee of $30 is generally deducted from each contract owners' account on the contract anniversary date to cover contract administration costs. This charge is waived on certain contracts.

Deductions from each sub-account are made daily for administrative fees and for the assumption of mortality and expense risk charges as follows:

(i) Prior Contract Series (VEN 1): deductions from each sub-account are made daily for the assumption of mortality and expense risks equal to an effective annual rate of 1.30% of the contract value.

(ii)  Current Contract Series (VEN 3, 7, 8, 17, 18, 20, 21, 22, 23, 25, 26, 27):
      deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.

(iii) Current Contract Series (VEN 25, 26, 27): offered in Merrill Lynch Series Funds only (Basic Value Focus, Developing Capital Markets Focus and Special Value Focus portfolios): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and 1.25% of the contract value, respectively.

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

4.  CONTRACT CHARGES (CONTINUED)

(iv) Current Contract Series (VIS 5, 25): deductions from each sub-account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.25% of the contract value, respectively.

(v) Current Contract Series (VTG20): deductions from each sub-account are made daily for distribution fees, administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15%, 0.25% and 1.15% of the contract value, respectively.

(vi) Current Contract Series (MRP): deductions from each sub-account are made daily for administration and for the assumption of mortality and expense risks equal to an effective annual rate of 0.15% and .85% of the contract value, respectively.

5.  PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each subaccount for the year ended December 31, 1998.

                                                                                    PURCHASES              SALES
                                                                                    ---------              -----
 Equity Portfolio                                                                 $479,741,018         $343,074,951
 Investment Quality Bond Portfolio                                                 112,111,379           62,564,335
 Growth and Income Portfolio                                                       562,336,214          268,948,992
 Blue Chip Growth Portfolio                                                        364,638,988          199,459,905
 Money Market Portfolio                                                          1,372,851,333        1,233,645,575
 Global Equity Portfolio                                                           183,884,265          173,672,576
 Global Government Bond Portfolio                                                   40,927,644           55,961,753
 U.S. Government Securities Portfolio                                              153,578,415          110,786,265
 Conservative Asset Allocation Portfolio                                            40,324,640           51,034,450
 Moderate Asset Allocation Portfolio                                                92,266,453          105,718,638
 Aggressive Asset Allocation Portfolio                                              56,089,844           52,204,797
 Equity-Income Portfolio                                                           243,506,676          181,163,797
 Strategic Bond Portfolio                                                          115,383,169           78,003,193
 International Growth and Income Portfolio                                         294,292,701          286,796,255
 Growth Portfolio                                                                   94,385,448           32,593,647
 Small/Mid Cap Portfolio                                                           133,780,502           99,487,122
 International Small Cap Portfolio                                                 104,371,817          112,479,835
 Pacific Rim Emerging Markets Portfolio                                             39,179,942           35,011,164

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


 Science & Technology Portfolio                                                     87,080,119           41,436,983

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


5.  PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                                                    PURCHASES              SALES
                                                                                    ---------              -----
 Emerging Small Company Trust Portfolio                                            $52,882,325          $38,549,858
 Pilgram Baxter Growth Portfolio                                                    34,192,791           24,423,154
 International Stock Portfolio                                                     170,444,695          156,684,917
 Worldwide Growth Portfolio                                                         21,398,837            9,071,483
 Quantitative Equity Portfolio                                                      50,000,082           15,157,671
 Value Trust Portfolio                                                              84,850,110           22,818,895
 Real Estate Securities Portfolio                                                   29,299,997           12,994,093
 Balanced Portfolio                                                                 56,734,376            5,855,530
 High Yield Portfolio                                                              120,155,384           45,478,095
 Capital Growth Bond Portfolio                                                      10,757,183            3,317,677
 Lifestyle Aggressive 1000 Portfolio                                                36,826,575           17,661,271
 Lifestyle Growth 820 Portfolio                                                    150,738,678           35,244,725
 Lifestyle Balanced 640 Portfolio                                                  189,754,832           41,795,908
 Lifestyle Moderate 460 Portfolio                                                   80,883,176           13,784,335
 Lifestyle Conservative 280 Portfolio                                               54,072,066            7,662,329
 Small Company Value Portfolio                                                      66,199,280           14,860,091
 Basic Value Focus Portfolio                                                         3,172,085              198,641
 Developing Capital Markets Focus Portfolio                                            293,027               29,923
 Special Value Focus Portfolio                                                       1,451,744              298,078
                                                                         -------------------------------------------
 Total                                                                          $5,784,837,810       $3,989,930,907
                                                                         ===========================================

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES

A summary of the accumulation unit values at December 31, 1998 and 1997 and the accumulation units and dollar value outstanding at December 31, 1998 are as follows:

                                                        1997                                1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                        VALUE            VALUE              UNITS            DOLLARS
                                                     ----------       ------------------------------------------------
Equity Sub-Account:
   VEN 1 Contracts                                   $47.690851       $51.507214              14,155       $   729,084
   VEN 3,7,8,17,18,20,21,22,23 Contracts              29.002593        31.289551          40,111,249     1,255,062,966
   VIS 5 and 25 Contracts                             21.347335        22.973151           3,859,705        88,669,575
   VTG20 Contracts                                    12.479231        13.443090           1,557,309        20,935,046
   MRP Contracts                                                       12.103394               4,815            58,276
                                                                                          ----------------------------
                                                                                          45,547,233     1,365,454,947

Investment Quality Bond Sub-Account:
   VEN 1 Contracts                                    21.192677        22.746879               7,009           159,438
   VEN 3,7,8,17,18,20,21,22,23 Contracts              18.336912        19.660365           9,246,667       181,792,848
   VIS 5 and 25 Contracts                             12.435620        13.299876           1,647,839        21,916,061
   VTG20 Contracts                                    12.932971        13.845626             795,133        11,009,112
   MRP Contracts                                                       13.269922                  87             1,161
                                                                                          ----------------------------
                                                                                          11,696,735       214,878,620

Growth and Income Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              26.431239        32.976967          54,748,109     1,805,426,595
   VIS 5 and 25 Contracts                             20.936844        26.056725           6,665,098       173,670,629
   VTG20 Contracts                                    12.692204        15.811724           4,876,965        77,113,229
   MRP Contracts                                                       13.924321               6,874            95,720
                                                                                          ----------------------------
                                                                                          66,297,046     2,056,306,173

Blue Chip Growth Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              17.134232        21.710674          38,326,272       832,089,198
   VIS 5 and 25 Contracts                             17.859518        22.573222           4,405,818        99,453,501
   VTG20 Contracts                                    12.831858        16.234822           3,048,540        49,492,507
   MRP Contracts                                                       14.123586               8,341           117,810
                                                                                          ----------------------------
                                                                                          45,788,971       981,153,016

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES (CONTINUED)

                                                        1997                               1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                        VALUE            VALUE              UNITS            DOLLARS
                                                     ----------       ------------------------------------------------
Money Market Sub-Account:
   VEN 1 Contracts                                   $16.660935       $17.283692               4,497       $    77,731
   VEN 3,7,8,17,18,20,21,22,23 Contracts              15.241915        15.794513          23,796,095       375,847,731
   VIS 5 and 25 Contracts                             11.427217        11.811952           5,223,565        61,700,494
   VTG20 Contracts                                    12.682927        13.123053           1,949,743        25,586,586
   MRP Contracts                                                       12.872909               4,306            55,435
                                                                                          ----------------------------
                                                                                          30,978,206       463,267,977

Global Equity Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              21.770913        24.098970          31,875,269       768,161,151
   VIS 5 and 25 Contracts                             16.941296        18.706100           3,552,566        66,454,653
   VTG20 Contracts                                    12.616506        13.944724           1,124,989        15,687,657
   MRP Contracts                                                       12.195410                 673             8,205
                                                                                          ----------------------------
                                                                                          36,553,497       850,311,666

Global Government Bond Sub-Account:
   VEN 3,7,8,17,18,20,21,22,23 Contracts              20.104158        21.333144           7,899,403       168,519,101
   VIS 5 and 25 Contracts                             13.995892        14.814388           1,028,813        15,241,241
   VTG20 Contracts                                    12.850434        13.615563             184,399         2,510,690
                                                                                          ----------------------------
                                                                                           9,112,615       186,271,032

U.S. Government Securities Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              17.535478        18.587049          11,047,912       205,348,087
   VIS 5 and 25 Contracts                             12.294922        12.999698           1,851,052        24,063,117
   VTG20 Contracts                                    12.898929        13.651980             558,901         7,630,109
   MRP Contracts                                                       13.159699               4,841            63,700
                                                                                          ----------------------------
                                                                                          13,462,706       237,105,013

Conservative Asset Allocation Sub Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              16.607511        18.125951           9,403,847       170,453,670
   VIS 5 and 25 Contracts                             13.469181        14.663990             865,840        12,696,676
   VTG20 Contracts                                    12.768031        13.914540             162,215         2,257,143
   MRP Contracts                                                       13.161158                 140             1,839
                                                                                          ----------------------------
                                                                                          10,432,042       185,409,328

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                        1997                                 1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                       VALUE             VALUE               UNITS            DOLLARS
                                                     ----------       ------------------------------------------------
Moderate Asset Allocation Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $18.276161       $20.742457          26,356,304     $ 546,694,510
   VIS 5 and 25 Contracts                             14.861563        16.824988           1,669,568        28,090,467
   VTG20 Contracts                                    12.705736        14.398732             277,339         3,993,324
   MRP Contracts                                                       13.179250               1,855            24,446
                                                                                          ----------------------------
                                                                                          28,305,066       578,802,747

Aggressive Asset Allocation Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              19.614359        23.040505           9,781,994       225,382,077
   VIS 5 and 25 Contracts                             16.200363        18.982681             537,933        10,211,404
   VTG20 Contracts                                    12.605559        14.785253             191,997         2,838,722
   MRP Contracts                                                       13.271688                 310             4,111
                                                                                          ----------------------------
                                                                                          10,512,234       238,436,314

Equity-Income Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              20.479412        22.054902          35,047,678       772,973,098
   VIS 5 and 25 Contracts                             19.357272        20.794388           4,185,547        87,035,890
   VTG20 Contracts                                    13.251413        14.249466           2,050,162        29,213,719
   MRP Contracts                                                       12.464044              27,051           337,171
                                                                                          ----------------------------
                                                                                          41,310,438       889,559,878

Strategic Bond Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.500997        14.486687          17,404,030       252,126,736
   VIS 5 and 25 Contracts                             14.293477        14.243718           2,251,815        32,074,224
   VTG20 Contracts                                    12.793187        12.761400           1,279,416        16,327,133
   MRP Contracts                                                       12.280627                 148             1,815
                                                                                          ----------------------------
                                                                                          20,935,409       300,529,908

International Growth and Income Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              11.545714        12.290162          13,756,310       169,067,280
   VIS 5 and 25 Contracts                             11.460078        12.168562           1,449,574        17,639,234
   VTG20 Contracts                                    11.688584        12.423604             463,081         5,753,129
   MRP Contracts                                                       11.720466                 331             3,874
                                                                                          ----------------------------
                                                                                          15,669,296       192,463,517

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)

6.  UNIT VALUES (CONTINUED)

                                                        1997                                 1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                       VALUE             VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Growth Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $16.968111       $20.739989           9,102,251     $ 188,780,577
   VIS 5 and 25 Contracts                             16.906185        20.612746           1,026,177        21,152,324
   VTG20 Contracts                                    12.257373        14.959659             995,527        14,892,751
   MRP Contracts                                                       13.655376                 521             7,117
                                                                                          ----------------------------
                                                                                          11,124,476       224,832,769

Small Mid-Cap Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              15.020670        19.002856          15,666,416       297,706,642
   VIS 5 and 25 Contracts                             14.952186        18.869029           1,713,492        32,331,921
   VTG20 Contracts                                    12.153015        15.351927           1,055,512        16,204,136
   MRP Contracts                                                       13.903872               3,648            50,724
                                                                                          ----------------------------
                                                                                          18,439,068       346,293,423

International Small-Cap Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.410016        14.792077           6,216,716        91,958,149
   VIS 5 and 25 Contracts                             13.348864        14.687879             604,725         8,882,126
   VTG20 Contracts                                    11.841960        13.042850             306,705         4,000,303
   MRP Contracts                                                       12.202690                 335             4,084
                                                                                          ----------------------------
                                                                                           7,128,481       104,844,662

Pacific Rim Emerging Markets Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts               8.180904         7.695249           1,213,457         9,337,856
   VIS 5 and 25 Contracts                              8.160547         7.656925             187,393         1,434,856
   VTG20 Contracts                                     7.956465         7.472906             100,760           752,969
                                                                                          ----------------------------
                                                                                           1,501,610        11,525,681

Science & Technology Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.647195        19.287390           5,502,072       106,120,604
   VIS 5 and 25 Contracts                             13.613317        19.191525             888,003        17,042,132
   VTG20 Contracts                                    10.983380        15.499402             867,806        13,450,481
   MRP Contracts                                                       15.503436               4,016            62,256
                                                                                          ----------------------------
                                                                                           7,261,897       136,675,473

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES (CONTINUED)

                                                        1997                                 1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                        VALUE            VALUE               UNITS            DOLLARS
                                                     ----------       ------------------------------------------------
Emerging Small Company Trust Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $14.574077       $14.381705           2,969,177     $  42,701,829
   VIS 5 and 25 Contracts                             14.537900        14.310172             413,474         5,916,882
   VTG20 Contracts                                    13.088401        12.896270             447,688         5,773,507
   MRP Contracts                                                       11.312902               6,458            73,062
                                                                                          ----------------------------
                                                                                           3,836,797        54,465,280

Pilgrim Baxter Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              12.327066        12.680777           3,725,002        47,235,921
   VIS 5 and 25 Contracts                             12.296448        12.617679             614,146         7,749,096
   VTG20 Contracts                                    11.595531        11.910371             318,767         3,796,638
   MRP Contracts                                                       12.027610                 216             2,598
                                                                                          ----------------------------
                                                                                           4,658,131        58,784,253

International Stock Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              12.652231        14.337171           2,959,452        42,430,166
   VIS 5 and 25 Contracts                             12.620816        14.265882             594,123         8,475,684
   VTG20 Contracts                                    11.346605        12.838403             357,482         4,589,492
                                                                                          ----------------------------
                                                                                           3,911,057        55,495,342

Worldwide Growth Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.965674        14.936768           1,600,451        23,905,561
   VIS 5 and 25 Contracts                             13.931008        14.862507             453,662         6,742,552
   VTG20 Contracts                                    12.232350        13.063326             256,317         3,348,357
   MRP Contracts                                                       12.283121               4,072            50,016
                                                                                          ----------------------------
                                                                                           2,314,502        34,046,486

Quantitative Equity Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              16.107191        20.068624           2,593,685        52,051,683
   VIS 5 and 25 Contracts                             16.067235        19.968902             548,348        10,949,898
   VTG20 Contracts                                    12.572103        15.640646             291,664         4,561,810
   MRP Contracts                                                       14.006399               2,087            29,237
                                                                                          ----------------------------
                                                                                           3,435,784        67,592,628

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES (CONTINUED)

                                                       1997                                 1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                       VALUE             VALUE               UNITS           DOLLARS
                                                     ----------       ------------------------------------------------
Value Trust Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $15.057118       $14.591878           7,174,748     $ 104,693,044
   VIS 5 and 25 Contracts                             15.019763        14.519332           1,435,554        20,843,278
   VTG20 Contracts                                    12.435876        12.033566           1,262,761        15,195,517
   MRP Contracts                                                       11.207507                 406             4,550
                                                                                          ----------------------------
                                                                                           9,873,469       140,736,389

Real Estate Securities Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.949140        12.317190           2,390,788        29,447,794
   VIS 5 and 25 Contracts                             14.912035        12.255908             485,218         5,946,786
   VTG20 Contracts                                    13.563334        11.158599             255,678         2,853,005
   MRP Contracts                                                       10.417728               1,081            11,263
                                                                                          ----------------------------
                                                                                           3,132,765        38,258,848

Balanced Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.609853        16.459454           3,129,307        51,506,681
   VIS 5 and 25 Contracts                             14.573591        16.377624             789,475        12,929,731
   VTG20 Contracts                                    12.798613        14.397307             705,999        10,164,482
   MRP Contracts                                                       13.203432                 914            12,070
                                                                                          ----------------------------
                                                                                           4,625,695        74,612,964

High Yield Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.890491        14.078376           5,797,619        81,621,061
   VIS 5 and 25 Contracts                             13.856003        14.008370           1,976,302        27,684,776
   VTG20 Contracts                                    12.864277        13.018749           1,187,038        15,453,749
   MRP Contracts                                                       12.279967               2,098            25,764
                                                                                          ----------------------------
                                                                                           8,963,057       124,785,350

Capital Growth Bond Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.475788        14.344530             515,451         7,393,903
   VIS 5 and 25 Contracts                             13.442339        14.273209             107,315         1,531,727
   VTG20 Contracts                                    12.877605        13.687241             133,750         1,830,668
   MRP Contracts                                                       13.268578                 531             7,043
                                                                                          ----------------------------
                                                                                             757,047        10,763,341

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES (CONTINUED)

                                                        1997                                 1998
                                                     ----------       ------------------------------------------------
                                                        UNIT             UNIT
                                                       VALUE             VALUE               UNITS          DOLLARS
                                                     ----------       ------------------------------------------------
Lifestyle Aggressive 1000 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $13.669625       $14.134419           3,525,951     $  49,837,264
   VIS 5 and 25 Contracts                             13.635694        14.064128             311,375         4,379,212
   VTG20 Contracts                                    12.184094        12.579492             369,032         4,642,237
   MRP Contracts                                                       11.895710                 364             4,329
                                                                                          ----------------------------
                                                                                           4,206,722        58,863,042

Lifestyle Growth 820 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.033299        14.696667          14,981,514       220,178,320
   VIS 5 and 25 Contracts                             13.998474        14.623605           2,386,030        34,892,353
   VTG20 Contracts                                    12.418021        12.985550           2,996,409        38,910,020
   MRP Contracts                                                       12.159849               5,303            64,480
                                                                                          ----------------------------
                                                                                          20,369,256       294,045,173

Lifestyle Balanced 640 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.066417        14.664362          14,555,034       213,440,283
   VIS 5 and 25 Contracts                             14.031517        14.591457           2,829,572        41,287,584
   VTG20 Contracts                                    12.545543        13.059244           3,939,118        51,441,898
   MRP Contracts                                                       12.282889               6,978            85,710
                                                                                          ----------------------------
                                                                                          21,330,702       306,255,475

Lifestyle Moderate 460 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              14.016704        15.171965           4,959,220        75,241,109
   VIS 5 and 25 Contracts                             13.981923        15.096548           1,502,576        22,683,707
   VTG20 Contracts                                    12.686656        13.711730           1,295,672        17,765,903
   MRP Contracts                                                       12.868825               5,853            75,315
                                                                                          ----------------------------
                                                                                           7,763,321       115,766,034

Lifestyle Conservative 280 Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts              13.825120        15.025549           2,783,974        41,830,743
   VIS 5 and 25 Contracts                             13.790807        14.950846             840,562        12,567,117
   VTG20 Contracts                                    12.839861        13.933826             839,362        11,695,521
   MRP Contracts                                                       13.175636               2,241            29,521
                                                                                          ----------------------------
                                                                                           4,466,139        66,122,902

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


6.  UNIT VALUES (CONTINUED)

                                                        1997                                 1998
                                                     ----------       -------------------------------------------------
                                                         UNIT            UNIT
                                                        VALUE            VALUE               UNITS             DOLLARS
                                                     ----------       -------------------------------------------------
Small Company Value Sub-Account
   VEN 3,7,8,17,18,20,21,22,23 Contracts             $11.898363       $11.178700           4,268,318      $  47,714,247
   VIS 5 and 25 Contracts                             11.890948        11.143828             889,556          9,913,057
   VTG20 Contracts                                    11.893914        11.157770             660,345          7,367,977
                                                                                           ----------------------------
                                                                                           5,818,219         64,995,281

Basic Value Focus Sub-Account
   VEN 25 Contracts                                   15.792005        17.018200              92,741          1,578,283
   VEN 26 Contracts                                   15.792005        17.018200              74,372          1,265,677
   VEN 27 Contracts                                   15.792005        17.018200              10,623            180,789
   Venture/Vantage                                                     12.027400              29,849            359,008
                                                                                           ----------------------------
                                                                                             207,585          3,383,757

Developing Capital Market Focus  Sub-Account
   VEN 25 Contracts                                    9.191866         6.389100              29,568            188,914
   VEN 26 Contracts                                    9.191866         6.389100               4,390             28,049
   Venture/Vantage                                                      9.694900               2,493             24,165
                                                                                           ----------------------------
                                                                                              36,451            241,128

Special Value Focus Sub-Account
   VEN 25 Contracts                                   27.655848        25.494200              23,981            611,377
   VEN 26 Contracts                                   27.655848        25.494200              14,178            361,459
   VEN 27 Contracts                                   27.655848        25.494200                 111              2,836
   Venture/Vantage                                                     10.568700              28,230            298,353
                                                                                           ----------------------------
                                                                                              66,500          1,274,025
                                                                                           ----------------------------
                                                                                   TOTAL                $11,134,609,842
                                                                                                        ===============

            The Manufacturers Life Insurance Company of North America
                               Separate Account A

                    Notes to Financial Statements (continued)


7.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.  YEAR 2000 ISSUES (UNAUDITED)

The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's Computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

                              AUDITED CONSOLIDATED
                              FINANCIAL STATEMENTS

                              THE MANUFACTURERS LIFE INSURANCE
                              COMPANY OF NORTH AMERICA

                              Years ended December 31, 1998, 1997 and 1996

            The Manufacturers Life Insurance Company of North America

                              Audited Consolidated
                              Financial Statements

                  Years ended December 31, 1998, 1997 and 1996

                                    CONTENTS

Report of Independent Auditors............................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets...............................................2
Consolidated Statements of Income.........................................3
Consolidated Statements of Changes in Shareholder's Equity................4
Consolidated Statements of Cash Flows.....................................5
Notes to Consolidated Financial Statements................................6

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of North America

We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as the Company) as of December 31, 1998 and 1997, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of North America at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Boston, Massachusetts
February 22, 1999

                                       Ernst & Young LLP

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED BALANCE SHEETS


As at December 31
ASSETS  ($ thousands)                                                              1998                   1997
                                                                              -------------           ------------

INVESTMENTS
Fixed maturity securities  available-for-sale, at fair value (note 3)         $     157,743           $    143,307
(amortized cost:  1998 $152,969; 1997 $140,573)
Short-term investments                                                               34,074                 14,992
Policy loans                                                                          5,175                  3,276
                                                                              -------------           ------------
TOTAL INVESTMENTS                                                             $     196,992           $    161,575
                                                                              -------------           ------------

Cash and cash equivalents                                                     $      10,320           $      7,339
Accrued investment income                                                             3,132                  2,641
Deferred acquisition costs (note 4)                                                 449,332                364,983
Receivable from affiliates                                                                -                  4,605
Other assets                                                                          6,360                  9,626
Due from reinsurers                                                                 641,858                553,834
Separate account assets                                                          12,188,420              9,529,160
                                                                              -------------           ------------
TOTAL ASSETS                                                                  $  13,496,414           $ 10,633,763
                                                                              =============           =============

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)
LIABILITIES:
Policyholder liabilities and accruals                                         $     102,252           $     92,750
Payable to affiliates                                                                 4,644                      -
Notes payable to affiliates (note 9)                                                241,419                183,955
Deferred income taxes (note 5)                                                       23,777                 16,428
Other liabilities                                                                    25,980                 27,862
Due to reinsurers                                                                   655,892                574,882
Separate account liabilities                                                     12,188,420              9,529,160
                                                                              -------------           ------------
TOTAL LIABILITIES                                                             $  13,242,384           $ 10,425,037
                                                                              -------------           ------------

SHAREHOLDER'S EQUITY:
Common stock (note 7)                                                         $       2,600           $      2,600
Additional paid-in capital                                                          179,053                179,053
Retained earnings                                                                    70,293                 25,873
Accumulated other comprehensive income                                                2,084                  1,200
                                                                              -------------           ------------
TOTAL SHAREHOLDER'S EQUITY                                                    $     254,030           $    208,726
                                                                              -------------           ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                    $  13,496,414           $ 10,633,763
                                                                              =============           =============

See accompanying notes.

             MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                       CONSOLIDATED STATEMENTS OF INCOME

                        FOR THE YEARS ENDED DECEMBER 31
                                 ($ thousands)

                                                                    1998          1997          1996
                                                                 -----------    ----------    ----------
REVENUES:
     Fees from separate accounts and policyholder funds          $   166,498    $  126,636    $   95,323
     Advisory fees and other distribution revenues                    94,821        67,678        46,233
     Net investment income (note 3)                                   12,178         7,906         5,452
     Net realized investment gains (note 3)                              719           531           764
                                                                 -----------    ----------    ----------
TOTAL REVENUE                                                    $   274,216    $  202,751    $  147,772
                                                                 -----------    ----------    ----------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                            $     4,885    $    4,986    $    4,242
     Amortization of deferred acquisition costs (note 4)              53,499        40,649        30,830
     Other insurance expenses (note 10)                              135,624       100,385        71,255
     Financing costs                                                  12,497        14,268        15,821
                                                                 -----------    ----------    ----------
TOTAL BENEFITS AND EXPENSES                                      $   206,505    $  160,288    $  122,148
                                                                 -----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES
                                                                 $    67,711    $   42,463    $   25,624
                                                                 -----------    ----------    ----------
INCOME TAX EXPENSE (NOTE 5)                                      $    23,873    $   15,044    $    9,079
                                                                 -----------    ----------    ----------
INCOME FROM CONTINUING OPERATIONS                                $    43,838    $   27,419    $   16,545
                                                                 -----------    ----------    ----------
Discontinued operations (note 15):
     Loss from operations, net of tax                            $         -    $     (141)   $     (810)
     Gain on disposal, net of tax                                $       582    $    5,955    $        -
                                                                 -----------    ----------    ----------
NET INCOME                                                       $    44,420    $   33,233    $   15,735
                                                                 -----------    ----------    ----------

See accompanying notes.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                                        ACCUMULATED
                                                                            RETAINED       OTHER          TOTAL
                                             COMMON         ADDITIONAL      EARNINGS   COMPREHENSIVE  SHAREHOLDER'S
  ($thousands)                                STOCK      PAID-IN CAPITAL   (DEFICIT)      INCOME         EQUITY
                                             -------     ---------------   ---------     --------       ----------

  Balance at January 1, 1996                  $2,600        $113,322       $(23,095)     $  2,430       $   95,257
  Capital contribution                             -          18,000              -             -           18,000
  Comprehensive income (note 2)                    -               -         15,735        (1,921)          13,814
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1996                  $2,600        $131,322       $ (7,360)     $    509       $  127,071
  Capital contribution                             -          47,731              -             -           47,731
  Comprehensive income (note 2)                    -               -         33,233           691           33,924
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1997                  $2,600        $179,053        $25,873      $  1,200       $  208,726
  Comprehensive income (note 2)                    -               -         44,420           884           45,304
                                             -------        --------       --------      --------       ----------
  BALANCE, DECEMBER 31, 1998                  $2,600        $179,053       $ 70,293      $  2,084       $  254,030
                                             -------        --------       --------      --------       ----------

See accompanying notes

           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31
                                 ($ thousands)

                                                                                  1998        1997           1996
                                                                              -----------    --------      ---------
OPERATING ACTIVITIES:
Net income                                                                    $    44,420    $ 33,233      $  15,735
Adjustments  to  reconcile  net  income  to
 net  cash  used  in  operating activities:
     Write-down of foreclosed real estate                                               -           -            342
     Amortization of bond discount and premium                                        685         401            197
     Benefits to policyholders                                                      4,885       4,986          4,242
     Gain on interest rate swap                                                         -           -         (1,632)
     Provision for deferred income tax                                              6,872      15,767          7,614
     Provision for deferred income tax included in discontinued operations              -           -            331
     Net realized investment gains                                                  (719)       (531)          (764)
     Amortization of deferred acquisition costs                                    53,499      40,649         30,830
     Amortization of deferred  acquisition  costs included in discontinued              -       1,707          2,214
     operations
     Policy acquisition costs deferred                                          (138,527)    (123,965)       (89,535)
     Gain on disposal of discontinued operations                                       -       (9,394)             -
     Changes in assets and liabilities:
         Accrued investment income                                                  (491)        (835)           146
         Other assets                                                               3,266      (1,396)         2,061
         Receivable from affiliates                                                 4,605      (4,605)             -
         Payable to affiliates                                                      4,644      (1,462)        (4,204)
         Other liabilities                                                        (1,882)       6,642         (1,789)
                                                                              -----------    --------      ---------
Net cash used in operating activities                                         $  (18,743)    $(38,803)     $ (34,212)
                                                                              -----------    --------      ---------
INVESTING ACTIVITIES:
Fixed maturity securities sold, matured or repaid                             $    37,694    $ 74,626      $  41,269
Fixed maturity securities purchased                                              (50,056)    (118,765)       (48,300)
Equity securities sold                                                                 -            1         12,738
Equity securities purchased                                                            -         (250)        (6,034)
Foreclosed real estate sold                                                            -        2,268          1,602
Disposal of discontinued operations                                                    -       16,338              -
Net change in short-term investments                                             (19,082)    (10,697)         (3,984)
Policy loans advanced, net                                                        (1,899)     (2,639)           (570)
                                                                              -----------    --------      ---------
Cash used in investing activities                                             $  (33,343)   $(39,118)     $   (3,279)
                                                                              -----------    --------      ---------
FINANCING ACTIVITIES:
Net reinsurance consideration                                                 $   (7,014)    $(5,443)      $  (4,116)
Deposits and interest credited to policyholder funds                              15,551      20,607          20,923
Return of policyholder funds                                                     (10,934)    (15,462)        (24,658)
Increase in notes payable to affiliates                                           57,464      25,754         138,201
Notes payable repaid                                                                   -           -        (109,867)
Capital contribution by Parent                                                         -      47,731          18,000
                                                                              -----------    --------      ---------
Cash provided by financing activities                                         $   55,067    $ 73,187      $   38,483
                                                                              -----------    --------      ---------
CASH AND CASH EQUIVALENTS:
Increase (decrease) during the year                                                2,981      (4,734)            992
Balance, beginning of year                                                         7,339      12,073          11,081
                                                                              -----------    --------      ---------
BALANCE, END OF YEAR                                                          $   10,320    $  7,339      $   12,073
                                                                              -----------    --------      ---------


See accompanying notes.

The Manufacturers Life Insurance Company of North America

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 1998
                            (IN THOUSANDS OF DOLLARS)

1.   ORGANIZATION

     The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as "MNA"), is a wholly-owned subsidiary of Manulife-Wood Logan Holding Co., Inc. (formerly NAWL Holding Company, Inc. and hereinafter referred to as "MWL"). MWL is 62.5% owned by The Manufacturers Life Insurance Company
     (USA) ("ManUSA"), 22.5% by MRL Holding, LLC, ("MRL") and 15% by minority interest shareholders. ManUSA and MRL are indirectly wholly-owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife Financial"), a federally chartered Canadian mutual life insurance company.

     MNA owns 100% of The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company, hereinafter "MNY") and is the managing member with a 90% interest in Manufacturers Securities Services, LLC ("MSS"). MNY owns a 10% interest in MSS. MNA, MNY and MSS are hereinafter referred to collectively as "the Company".

     MNA issues individual and group annuity contracts in forty-eight states, excluding New York and New Hampshire. Prior to July 1, 1998, MNA also issued individual variable life insurance contracts. MNY issues individual and group annuity contracts and individual life insurance contracts in New York. Amounts invested in the fixed portion of the contracts are allocated to the general accounts of the Company or non-insulated separate accounts of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of the various portfolios of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as "MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

     Prior to October 1, 1997, NASL Financial Services Inc. ("NASL Financial"), a subsidiary of MNA, acted as investment adviser to MIT and as principal underwriter of the variable contracts issued by the Company. Effective October 1, 1997, MSS, the successor to NASL Financial, replaced NASL Financial as the investment advisor to MIT and as the principal underwriter of all variable contracts issued by MNA. MSS also acts as the principal underwriter for the variable contracts and is the exclusive distributor for all contracts issued by MNY.

     On October 31, 1998, MNA transferred a 10% interest in the members' equity of MSS to MNY as a contribution of capital valued at $175.

2.   SIGNIFICANT ACCOUNTING POLICIES

     A)   BASIS OF PRESENTATION

          The accompanying consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles ("GAAP").

          The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     B)   RECENT ACCOUNTING STANDARDS

     i) During 1998, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose annual financial statements. Comprehensive income includes all changes in shareholder's equity during a period except those resulting from investments by and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

          Total comprehensive income was as follows:

            FOR THE YEARS ENDED DECEMBER 31
            ($ thousands)                                                         1998         1997         1996
                                                                               --------    ---------     --------
            NET INCOME                                                         $ 44,420    $  33,233     $ 15,735
            OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX:
              Unrealized holding gains (losses) arising during the period         1,351        1,036       (1,424)
               Less:
               Reclassification  adjustment  for realized  gains included
                  in net income                                                     467          345          497
                                                                               --------    ---------     --------
            Other comprehensive income (loss)                                       884          691       (1,921)
                                                                               --------    ---------     --------
            COMPREHENSIVE INCOME                                               $ 45,304    $  33,924     $ 13,814
                                                                               --------    ---------     --------


          Other comprehensive income (loss) is reported net of taxes of $476, $372, and ($1,034) for 1998, 1997, and 1996, respectively.

     ii) During 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the disclosure of information about the Company's operating segments, including disclosures about products and services, geographic areas, and major customers. The adoption of SFAS No. 131 did not affect results of operations or financial position, nor did it affect the manner in which the Company defines its operating segments. The Company reports three business segments:
          Annuities, Savings and Retirement Services, and Life Insurance.

     The Annuities segment consists of annuity contracts that provide the customer with the opportunity to invest in mutual funds managed by independent investment managers and the Company or in the general accounts of the Company, with investment returns accumulating on a tax-deferred basis. The Savings and Retirement Services segment offers 401(k) products to customers in the State of New York. The Individual Life Insurance segment offers traditional non-participating life insurance to the New York market. The Savings and Retirement Services segment was launched in mid - 1998 and the Individual Life Insurance segment was launched in late 1997. Both segments are considered to be in the start-up phase. No significant assets or revenues have been generated to date in these two segments. Start-up costs, on a pre-tax basis, reported for these two segments totaled approximately $534 and $2,399, respectively, in 1998 and $1,551 for the Individual Life Insurance segment in 1997.

     In 1997 and 1996, the Company reported two business segments: Annuities and Mutual Fund Operations. The Company sold its mutual fund operations in 1997 as described further in Note 15 of these financial statements.

     C)   INVESTMENTS

          The Company classifies all of its fixed maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

          The cost of fixed maturity securities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

          For the mortgage-backed bond portion of the fixed maturity securities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

          Policy loans are reported at aggregate unpaid balances which approximate fair value.

          Short-term investments, which include investments with maturities of less than one year and greater than 90 days at the date of acquisition, are reported at amortized cost which approximates fair value.

     D)   CASH EQUIVALENTS

          The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     E)   DEFERRED ACQUISITION COSTS (DAC)

          Commissions, net of commission allowances for reinsurance ceded, and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.

     F)   POLICYHOLDER LIABILITIES

          Policyholder liabilities equal the policyholder account value for the fixed portions of annuity, variable life and investment pension contracts with no substantial mortality or morbidity risk. Account values are increased for deposits received and interest credited and are reduced by withdrawals. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses and interest rate yields that are applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

     G)   SEPARATE ACCOUNTS

          Separate account assets and liabilities that are reported in the accompanying balance sheets represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the policyholders of the Company and its affiliates, or open-end investment management companies offered and managed by unaffiliated third parties, which are mutual funds that are separately administered for the benefit of the Company's policyholders and other contract owners. These assets and liabilities are reported at fair value. The policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying financial statements. Fees charged on separate account policyholder funds are included in revenues.

     H)   REVENUE RECOGNITION

          Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses and surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due and currently are included in Fees from Separate Accounts and Policyholder Liabilities in the statements of income. Investment income is recorded as revenue when due.

          MSS and formerly NASL Financial (collectively the Advisor) are responsible for managing the corporate and business affairs of MIT and act as investment advisor to MIT. As compensation for its investment advisory services, the Advisor receives advisory fees based on the daily average net assets of the portfolios. The Advisor, as part of its advisory services, is responsible for selecting and compensating subadvisors to manage the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Board of Trustees of MIT. The Company's discontinued operations include the compensation of NASL Financial for investment advisory fees and subadvisor compensation from the North American Funds ("NAF") through October 1, 1997, the date the Company sold NAF. Subadvisor compensation for MIT is included in other insurance expenses.

     I)   POLICYHOLDER BENEFITS AND CLAIMS

          Benefits for annuity contracts and investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     J)   FINANCING AGREEMENTS

          MNA has entered into various financing agreements with reinsurers and an affiliated company. All assets and liabilities related to these contracts are reported on a gross basis. Due to the nature of MNA's products, these agreements are accounted for under the deposit method whereby the net premiums paid to the reinsurers are recorded as deposits.

     K)   INCOME TAXES

          Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     L)   RECLASSIFICATIONS

          Certain prior year amounts have been reclassified to conform to the current year presentation.

3.   INVESTMENTS AND INVESTMENT INCOME

     A)   FIXED MATURITY SECURITIES

At December 31, 1998, the amortized cost and fair value of fixed maturity securities available for sale are summarized as follows:

                                                                        GROSS            GROSS
                                                AMORTIZED COST        UNREALIZED      UNREALIZED          FAIR VALUE
           AS AT DECEMBER 31,                                           GAINS           LOSSES
           ($ thousands)                        1998       1997      1998    1997       1998    1997     1998        1997
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------
           U.S. government                   $  18,266   $ 14,333   $ 1,144  $  566     ($28)   ($13)  $  19,382  $  14,886
           Corporate                           100,705    110,191     3,376   1,905      (35)    (23)    104,046    112,073
           Mortgage-backed                      16,812     10,455       131      74      (68)     (3)     16,875     10,526
           Foreign governments                  16,129      4,535       151     194       (8)      -      16,272      4,729
           States/political subdivisions         1,057      1,059       111      34        -       -       1,168      1,093
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------
           Total fixed maturity securities   $ 152,969   $140,573   $ 4,913  $2,773    ($139)   ($39)  $ 157,743  $ 143,307
                                             ---------   --------   ------- -------    -----   -----   ---------  ---------

          Proceeds from sales of fixed maturity securities during 1998 were $18,780 (1997 $53,325; 1996 $15,152).

          The contractual maturities of fixed maturity securities at December 31, 1998 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.

         ($ thousands)                                                     AMORTIZED COST           FAIR VALUE
                                                                          --------------           ----------
         FIXED MATURITY SECURITIES
            One year or less                                                  $ 23,380               $23,454
            Greater than 1; up to 5 years                                       69,250                71,105
            Greater than 5; up to 10 years                                      24,610                25,815
            Due after 10 years                                                  18,917                20,494
            Mortgage-backed securities                                          16,812                16,875
                                                                              --------               -------
         TOTAL FIXED MATURITY SECURITIES                                      $152,969              $157,743
                                                                              --------              --------

          Investments with a fair value of $6,105 and $6,284 at December 31, 1998 and 1997, respectively, were on deposit with, or in custody accounts on behalf of, state insurance departments to satisfy regulatory requirements.

     B)   INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS

         Income by type of investment was as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998               1997              1996
                                                                 -------            -------            ------
         Fixed maturity securities                                $9,904            $ 7,250            $5,197
         Equity securities                                             -                  -                35
         Short-term investments                                    2,503              1,126             1,187
         Other invested assets                                        19                  -                 -
         Foreclosed real estate                                        -                  -               433
                                                                 -------            -------            ------
         Gross investment income                                  12,426              8,376             6,852
                                                                 -------            -------            ------
         Investment expenses                                        (248)              (470)           (1,400)
                                                                 -------            -------            ------
         NET INVESTMENT INCOME                                   $12,178            $ 7,906            $5,452
                                                                 =======            =======            ======

          The gross realized gains and losses on the sales of investments were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998               1997               1996
                                                                 -------            -------             ------
         Fixed maturity securities:
           Gross realized gains                                     $724               $788               $430
           Gross realized losses                                      (5)                (7)                (4)
         Equity securities
           Gross realized gains                                        -                  -                988
           Gross realized losses                                       -               (250)               (15)
         Foreclosed real estate
           Gross realized losses                                       -                  -               (635)
                                                                    ----               ----               ----
         NET REALIZED GAIN                                          $719               $531               $764
                                                                    ====               ====               ====


4.   DEFERRED ACQUISITION COSTS

     The components of the change in DAC were as follows:

         FOR THE YEARS ENDED DECEMBER 31
           ($ thousands)                                          1998                1997                 1996
                                                              -----------         -----------           ---------
           Balance at January 1,                              $   364,983         $   290,610           $ 234,715
           Capitalization                                         138,527             123,965              89,535
           Amortization                                           (53,499)            (40,649)            (30,830)
           Amortization included in discontinued
           operations                                                   -              (1,707)             (2,214)
           Amortization included in gain on disposal
             of discontinued operations                                 -              (6,943)                  -
           Effect of net unrealized gains on
             securities available for sale                           (679)               (293)               (596)
                                                              -----------         -----------           ---------
           BALANCE AT DECEMBER 31                             $   449,332         $   364,983           $ 290,610
                                                              ===========         ===========           =========


     To date, the DAC balance is primarily attributable to the Annuities segment.



5.   INCOME TAXES

     The components of income tax expense from continuing operations were as follows:

     FOR THE YEARS ENDED DECEMBER 31

        ($ thousands)                                             1998             1997             1996
                                                              ----------         --------         --------
     Current expense (benefit)                                $  17,001           $   (723)        $  1,465
     Deferred expense                                             6,872             15,767            7,614
     TOTAL EXPENSE                                            $  23,873           $ 15,044         $  9,079
                                                              =========           ========         ========


     Significant components of the Company's net deferred tax liability are as follows:

         AS AT DECEMBER 31
         ($ thousands)                                                                  1998               1997
                                                                                      ---------         ----------
         DEFERRED TAX ASSETS:
            Financing arrangements                                                    $   1,289         $    2,699
            Interest on notes payable                                                         -              1,283
            Guaranty fund assessment liabilities                                            315                315
            Real estate                                                                     571                608
            Other                                                                           169                117
                                                                                      ---------         ----------
       Total deferred tax assets                                                          2,344              5,022
                                                                                      ---------         ----------
       DEFERRED TAX LIABILITIES:
            Deferred policy acquisition costs                                           (22,017)           (18,430)
            Unrealized gains on securities available-for-sale                            (1,122)              (646)
            Other                                                                        (2,982)            (2,374)
                                                                                      ---------         ----------
         Total deferred tax liabilities                                                 (26,121)           (21,450)
                                                                                      ---------         ----------
         NET DEFERRED TAX LIABILITY                                                   $ (23,777)        $  (16,428)
                                                                                      =========         ==========

     The Company is a member of the MWL affiliated group, filing a consolidated federal income tax return. MNA and MNY file separate state income tax returns. The method of allocation between the companies is subject to a written tax sharing agreement under which the tax liability is allocated to each member of the group on a pro rata basis based on the relationship that the member's tax liability (computed on a separate return basis) bears to the tax liability of the consolidated group. The tax charge to MNA or MNY will not be more than either company would have paid on a separate return basis. Settlements of taxes are made through an increase or reduction to the payable to parent, subsidiaries and affiliates which are settled periodically.

     The Company made estimated tax payments of $12,516, $531 and $0 in 1998, 1997 and 1996, respectively.

6.   FINANCING AND REINSURANCE AGREEMENTS

     The financing agreements entered into with reinsurance companies relate primarily to the products sold by MNA. Most of MNA's reinsured products are considered investment products under generally accepted accounting principles and, as such, the reinsurance agreements are considered financing arrangements and are accounted for under the deposit method. Under this method, net premiums received by the reinsurer are recorded as deposits. Financing transactions have been entered into primarily to improve cash flow and statutory capital. All financing agreements discussed below were in effect for the full year in 1998, 1997 and 1996 unless otherwise indicated.

     MNA has entered into an indemnity coinsurance agreement with an unaffiliated reinsurer to reinsure 100% of all contractual liabilities arising from the fixed portion of both in-force and new variable annuity business written by MNA prior to December 31, 1998. Under this agreement, the reinsurer receives the fixed portion of all premiums and transfers received by MNA. The reinsurer reimburses MNA for all claims and provides expense allowances to cover commissions and other costs associated with the reinsured business.

     MNA has treaties with two unaffiliated reinsurers to reinsure its Minimum Death Benefit Guarantee risk for new business through June 30, 1998. Each reinsurer has assumed 50% of the risk. In addition, MNA reinsured 50% of its risk related to the waiving of surrender charges at death with one of these reinsurers. MNA is paying the reinsurers an asset based premium, the level of which varies with both the amount of exposure to this risk and the realized experience. Effective July, 1, 1998, the treaties were amended to divide the risks between the two unaffiliated reinsurers and an affiliated reinsurer for new business based upon specific products.

     MNA has a treaty with an unaffiliated reinsurer to reinsure a 50% quota share of the variable portion of MNA's variable life insurance contracts. In addition, the reinsurer assumes 100% of this product's net amount at risk in excess of MNA's retention limit of $100 on a YRT basis.

     MNA cedes 95% of the variable portion of certain annuity contracts written prior to December 31, 1996 to an unaffiliated reinsurer under a modified coinsurance agreement. At the inception of the contract, MNA received ceding commissions which were recorded as surplus relief. The outstanding reinsurance payable related to this agreement was $3,053 and $7,156 at December 31, 1998 and 1997, respectively.

     MNA has modified coinsurance agreements with two unaffiliated life insurance companies to reinsure a quota share of all elements of risk under the variable portion of certain policy forms for business written by brokers of their affiliated broker dealers. The quota share reinsured varies depending on policy form and the issue date of the business. The second agreement was established in 1997.

     During 1998, MNY entered into reinsurance agreements with various reinsurers to reinsure face amounts in excess of $100 for its traditional non-participating insurance product. To date, there have been no reinsurance recoveries under these agreements.

     In the event of insolvency of a reinsurer, the Company remains primarily liable to its policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company and, accordingly, the Company periodically monitors the financial condition of its reinsurers.

     The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits or a significant change in the ownership of the Company. The Company does not have any reinsurance agreements in effect under which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

7.   SHAREHOLDER'S EQUITY

     The Company has one class of capital stock:

           AS AT DECEMBER 31:
           ($ thousands)                                              1998             1997
                                                                     -------         -------
           AUTHORIZED:
               3,000 Common shares, Par value $1,000
           ISSUED AND OUTSTANDING:
               2,600 Common shares                                   $ 2,600         $ 2,600

     Generally, the net assets of MNA and MNY available for the Parent as dividends are limited to and cannot be made except from earned statutory basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Insurance Commissioners of the States of Delaware and New York is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

     Net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles for MNA and MNY were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                     1998              1997               1996
                                                         -------           --------            ------
         MNA:
            Net income                                   $28,067           $ 22,259            $3,067
            Net capital and surplus                      157,940            139,171            69,554
         MNY:
            Net income (loss)                             (5,678)            (1,562)              231
            Net capital and surplus                       62,881             68,336            22,265
                                                         -------           --------            ------

     State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.

     MNA's broker dealer subsidiaries, MSS and formerly NASL Financial (through October 1, 1997), are subject to the Securities and Exchange Commission's
     (SEC) "Net Capital Rule" as defined under rule 15c3-1. At December 31, 1998 and 1997, the net capital of each of the broker dealers exceeded the SEC's minimum capital requirements.

8.   RELATED-PARTY TRANSACTIONS

     The Company utilized various services provided by Manulife Financial in 1998, 1997 and 1996, such as legal, personnel, investment accounting and other corporate services. The charges for these services were approximately $13,317, $8,229 and $6,053 in 1998, 1997 and 1996, respectively. At
     December 31, 1998 and 1997, the Company had a net liability to MLI for these services and interest accrued on notes payable of $180 and $2,079, respectively. At December 31, 1998 and 1997, the payable is offset by a receivable from MIT and MLI for expenses paid on their behalf of $792 and $8,251, respectively. In addition, the Company has an intercompany payable to MWL relating to federal income taxes of $5,256 and $1,567 reflected in the intercompany payable at December 31, 1998 and 1997, respectively.

     The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 5, 9, 11, and 13 for additional related-party transactions).

9.   NOTES PAYABLE TO AFFILIATES AND LINES OF CREDIT

     MNA has promissory notes from ManUSA for $221,000 including an additional borrowing of $57,500 during 1998. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 32.5 basis points and is payable in quarterly installments. Principal and accrued interest are payable within 45 days of demand. Accrued interest payable at December 31, 1998 and 1997 is $419 and $455, respectively.

     MNA has a surplus note of $20,000 with interest at 8% due to ManUSA. The note and accrued interest are subordinated to payments due to policyholders and other claimants. Principal and interest payments and interest accruals can be made only upon prior approval of the Insurance Department of the State of Delaware. Interest accrued at December 31, 1998 and 1997 was $0 and $3,191, respectively.

     MNA and MNY have unsecured lines of credit with State Street Bank and Trust totaling $15 million, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advancements under the lines of credit at December 31, 1998 and 1997.

     Interest expense and interest paid in 1998 were $13,634 and $16,861, respectively (1997 $11,073 and $9,354; 1996 $8,775 and $11,727).

10.  OTHER INSURANCE EXPENSES

     Other insurance expenses were as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                             1998                1997                1996
                                                                 --------            --------             -------

         Selling and administrative expenses                     $ 49,732            $ 42,581             $29,207
         Subadvisory fees                                          38,701              26,364              15,883
         General operating expenses                                47,191              31,440              26,165
                                                                 --------            --------             -------
         TOTAL
                                                                 $135,624            $100,385             $71,255
                                                                 ========            ========             =======

11.  EMPLOYEE BENEFITS

     A)   EMPLOYEE RETIREMENT PLAN

          Prior to July 1, 1998, MNA and MNY participated in a non-contributory defined benefit pension plan (the "Nalaco Plan") sponsored by Manulife Financial, covering its employees. A similar plan (the "Manulife Plan") also existed for ManUSA. Both plans provided pension benefits based on length of service and final average earnings. Vested benefits are fully funded; current pension costs are funded as they accrue.

     Effective July 1, 1998, the Nalaco Plan was merged into the Manulife Plan as approved by the Board of Directors of Manulife Financial. The merged plan was then restated as a cash balance pension plan entitled, "The Manulife Financial U.S. Cash Balance Pension Plan" ("Cash Balance Plan"). Participants in the two prior plans ceased accruing benefits under the old plan effective June 30, 1998, and became participants in the Cash Balance Plan on July 1, 1998. Also effective July 1, ManUSA became the sponsor of the Cash Balance Plan. Each participant who was a participant in one of the prior plans received an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the prior plan, using Pension Benefit Guaranty Corporation (PBCG) rates. Future contribution credits under the Cash Balance Plan vary by service, and interest credits are a function of interest rate levels. Pension benefits are provided to those participants after three years of vesting service, and the normal retirement benefit is actuarially equivalent to the cash balance account at normal retirement date. The normal form of payment under the Cash Balance Plan is a life annuity with various optional forms available.

     Actuarial valuation of accumulated plan benefits are based on projected salaries and best estimates of investment yields on plan assets, mortality of participants, employee termination and ages at retirement. Pension costs relating to current service and amortization of experience gains and losses are amortized to income over the estimated average remaining service lives of the participants. No pension expense was recognized by the sponsor in 1998, 1997, or 1996 because the plan was subject to the full funding limitation under the Internal Revenue Code.

     At December 31, 1998, the projected benefit obligation based on an assumed interest rate of 6.5% was $51,757. The fair value of plan assets invested in ManUSA's general fund deposit administration insurance contracts and in an investment portfolio of equities and fixed income securities managed by an affiliate were $52,541 and $32,145, respectively.

     Prior to July 1, 1998, MNA also participated in an unfunded Supplemental Executive Retirement Plan (Manulife SERP) sponsored by Manulife Financial for executives. This was a non qualified plan that provides defined pension benefits in excess of limits imposed by the law to those retiring after age 50 with 10 or more years of vesting service. The SERP covers selected executives of MNA. Pension benefits are provided to those participants after 5 years of vesting service, and the pension benefit is a final average benefit based on the executive's highest 5-year average earnings. Compensation is not limited, and benefits are not restricted by the Internal Revenue Code Section 415.

         Effective July 1, 1998, the Manulife SERP was restated to become a supplemental cash balance plan, and each participant in the SERP who became a participant in the restated plan was provided with an opening account balance equal to the present value of their June 30, 1998 accrued benefit under the SERP, using PBGC rates. Future contribution credits vary by service, and interest credits are a function of interest rate levels. These annual contribution credits are made in respect of the participant's compensation that is in excess of the limit in Internal Revenue Code Section 401(a)(17). In addition, a one time contribution may be made for a participant if it is determined at the time of their termination of employment that the participant's pension benefit under the Cash Balance Plan is limited by Internal
         Revenue Code Section 415. Together, these contributions serve to restore to the participant the benefit that they would have been entitled to under the Cash Balance Plan's benefit formula but for the limitation in Internal Revenue Code Sections 401(a)(17) and 415. Benefits are provided to those participants after three years. The default form of payment under the plan is a lump sum, although participants may elect to receive payment in the form of an annuity provided that such election is made within the time period prescribed in the plan. If an annuity form of payment is elected, the amount payable is equal to the actuarial equivalent of the participant's balance under the supplemental Cash Balance Plan, using the factors and assumptions for determining immediate annuity amounts applicable to the participant under the qualified Cash Balance Plan.

      b) 401(K) PLAN

         Prior  to  July  1,  1998,   the  Company  also   sponsored  a  defined
         contribution plan, the North American Security Life 401(k) Savings Plan, which was subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). A similar plan, the Manulife Financial 401K Savings Plan, also existed for employees of ManUSA. These two plans were merged on July 1, 1998 into one defined contribution plan sponsored by ManUSA, as approved by the Board of Directors on March 26, 1998. The Company contributed $285, $353, and $307 in 1998, 1997, and 1996, respectively.

      c) POSTRETIREMENT BENEFIT PLAN

         In addition to the retirement plan, the Company participates in the postretirement benefit plan of ManUSA which provides retiree medical and life insurance benefits to those who have attained age 55 with 10 or more years of service. The plan provides medical coverage for retirees and spouses under age 65. When the retirees or the covered dependents reach age 65, Medicare provides primary coverage and the plan provides secondary coverage. There is no contribution for post-age 65 coverage, and no contributions are required for retirees for life insurance coverage. The plan is unfunded.

         The postretirement benefit cost to the Company, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, ManUSA.

12.      LEASES

         The Company leases its office space and various office equipment under operating lease agreements. For the years ended December 31, 1998, 1997 and 1996, the Company incurred rent expense of $1,617, $1,316 and $1,224, respectively. The Company's current office space lease expires in 2002. The lease for the offices of MNY expires in 1999 and is subject to a renewal option at market rates prevailing at the time of renewal.

         The minimum lease payments associated with the office space and various office equipment under operating lease agreements are as follows:

Year ended:                                      Minimum Lease Payments
-------------------------------------------------
  1999                                           $1,261
  2000                                            1,197
  2001                                            1,197
  2002                                              198
-------------------------------------------------

Total                                            $3,853
-------------------------------------------------

13.      GUARANTEE AGREEMENT

         Pursuant to a guarantee agreement, Manulife Financial unconditionally guarantees that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under the fixed portion of the variable annuity contracts issued by MNA. The guarantee covers the outstanding fixed portion of variable annuity contracts, including those issued prior to the date of the guarantee agreement.

14.      INTEREST RATE SWAP

         MNA entered into a variable-for-fixed interest rate swap in 1995 with Canadian Imperial Bank of Commerce and Deutsche AG for the purpose of minimizing exposure to fluctuations in interest rates on a portion of the variable-rate outstanding debt held by MNA. This interest rate swap was prematurely terminated in 1996 concurrent with the restructuring of MNA's revolving line of credit, resulting in a gain of $1,632 recorded as an offset to interest expense.

15.      DISCONTINUED OPERATIONS

         On May 6, 1997, MNA signed a letter of intent to sell its mutual fund operations. This disposal has been accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, which, among other provisions, required the plan of disposal to be carried out within one year. On October 1, 1997, the Company sold its advisory operations for NAF and the pre-existing deferred commission assets related to the mutual fund operations. In 1998, related to the sale, the Company received a contingent payment of $1,000, before income taxes, less an adjustment of $105 to the final settlement of the purchase price. For 1998 and 1997, the Company realized a gain of $895 and $9,161, before applicable taxes of $313 and $3,206, respectively. Included in the gain for 1997 is a provision of $10, before applicable taxes of $3, for the loss from continuing operations during the phase-out period. Expenses of $223 in 1997 were incurred on the sale and netted against the realized gain.

         The operating results related to discontinued operations are summarized as follows:

         FOR THE YEARS ENDED DECEMBER 31
         ($ thousands)                                            1997                 1996
         -------------------------------------------------------------------------------------

         Advisory fees, commissions
            and distribution revenues                      $     4,605             $ 12,445
         -------------------------------------------------------------------------------------
         Loss from operations before provision for
            income (tax) benefit                                $ (217)            $ (1,246)
         Provision for income (tax) benefit:
              Current                                               76                  766
              Deferred                                                                 (330)
         -------------------------------------------------------------------------------------
                                                                    76                  436
         -------------------------------------------------------------------------------------

         Loss from operations, net of tax                  $      (141)            $   (810)
         -------------------------------------------------------------------------------------

16.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                           1998                           1997
      ---------------------------------------- ----------------------------- -------------------------------
      ($ thousands)                            CARRYING VALUE   FAIR VALUE    CARRYING VALUE    FAIR VALUE
      ---------------------------------------- ---------------- ------------ ----------------- -------------
      ASSETS:
          Fixed maturity securities                 157,743        157,743         143,307        143,307
          Short-term investments                     34,074         34,074          14,992         14,992
          Policy loans                                5,175          5,175           3,276          3,276
          Cash and cash equivalents                  10,320         10,320           7,339          7,339
          Due from reinsurers                       641,858        641,858         553,834        553,834
      LIABILITIES:
          Policyholder liabilities and              102,252         98,312          92,750         87,375
      accruals
          Due to reinsurers                         655,892        655,892         574,882        574,882
          Notes payable to affiliates               241,419        241,419         183,955        183,955
      ---------------------------------------- ---------------- ------------ ----------------- -------------

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed Maturity Securities: Fair values for fixed maturity securities are obtained from an independent pricing service.

         Short-Term Investments and Cash and Cash Equivalents: Carrying values approximate fair values.

         Policy Loans:  Carrying values approximate fair values.

         Due from Reinsurers: Fair value is equal to deposits made under the contract and approximates the carrying value.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability.

         Due to Reinsurers: Amounts on deposit from and payable to reinsurers reflects the net reinsured cash flow related to financing agreements which is primarily a current liability. As such, fair value approximates carrying value.

         Notes Payable to Affiliates: Fair value is considered to approximate carrying value as the majority of notes payable are at variable interest rates that fluctuate with market interest rate levels.

17.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

18.      UNCERTAINTY DUE TO THE YEAR 2000 RISK (UNAUDITED)

         The Year 2000 risk is the result of computer programs being written using two digits, rather than four, to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. The effects of the Year 2000 risk may be experienced before, on, or after January 1, 2000 and, if not addressed, could result in systems failures or miscalculations causing disruptions of normal business operations. It is not possible to be certain that the Company's Year 2000 program will fully resolve all aspects of the Year 2000 risk, including those related to third parties.

         A full discussion of the Company's Year 2000 program and Year 2000 review is contained in the Management's Discussion and Analysis Section of the Company's Annual Report on Form
         10-K.